FILE NO.  2-92548
                                                               FILE NO. 811-4079
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

                          Pre-Effective Amendment No.                 [ ]

                        Post-Effective Amendment No. 21               [X]

                                     and/or

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                         [X]

                                Amendment No. 21                      [X]
                        (Check appropriate box or boxes)

                            JOHN HANCOCK EQUITY TRUST
               (Exact name of registrant as specified in charter)

            101 Huntington Avenue, Boston, Massachusetts 02199-7603
                    (Address of principal executive office)
        Registrant's Telephone Number, including Area Code (617) 375-1700

                                 Susan S. Newton
                       Senior Vice President and Secretary
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603
                    (Name and Address of Agent for Service)

It is proposed that this filing will become efective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on July 1, 2001 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)
[ ] on (date) pursuant to paragraph (a) of Rule 485

If appropriate, check off the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                    John Hancock
                                                                    Equity Funds

                                                                      Prospectus

                                                                    July 1, 2001

--------------------------------------------------------------------------------

                                                                   Balanced Fund

                                                                Core Equity Fund

                                                                Core Growth Fund

                                                                 Core Value Fund

                                                     Focused Relative Value Fund

                                                              Growth Trends Fund

                                                           Large Cap Growth Fund

                                                            Large Cap Value Fund

                                                             Mid Cap Growth Fund

                                                           Multi Cap Growth Fund

                                                           Small Cap Growth Fund

                                                            Small Cap Value Fund

                                                        Sovereign Investors Fund


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                                                  [LOGO](R)
                                                            --------------------
                                                             JOHN HANCOCK FUNDS

Contents

--------------------------------------------------------------------------------

A fund-by-fund summary of       Balanced Fund                                  4
goals, strategies, risks,
performance and expenses.       Core Equity Fund                               6

                                Core Growth Fund                               8

                                Core Value Fund                               10

                                Focused Relative Value Fund                   12

                                Growth Trends Fund                            14

                                Large Cap Growth Fund                         16

                                Large Cap Value Fund                          18

                                Mid Cap Growth Fund                           20

                                Multi Cap Growth Fund                         22

                                Small Cap Growth Fund                         24

                                Small Cap Value Fund                          26

                                Sovereign Investors Fund                      28

Policies and instructions for   Your account
opening, maintaining and
closing an account in any       Choosing a share class                        30
equity fund.                    How sales charges are calculated              30
                                Sales charge reductions and waivers           31
                                Opening an account                            32
                                Buying shares                                 33
                                Selling shares                                34
                                Transaction policies                          36
                                Dividends and account policies                36
                                Additional investor services                  37

Further information on the      Fund details
equity funds.
                                Business structure                            38
                                Financial highlights                          39

                                For more information                  back cover

Overview
--------------------------------------------------------------------------------

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Your expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

JOHN HANCOCK EQUITY FUNDS

These funds seek long-term growth by investing primarily in common stocks. However, the Balanced Fund also makes significant investments in fixed-income securities. Each fund has its own strategy and its own risk profile.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o     have longer time horizons

o     want to diversify their portfolios

o     are seeking funds for the equity portion of an asset allocation portfolio

o are investing for retirement or other goals that are many years in the future

Equity funds may NOT be appropriate if you:

o     are investing with a shorter time horizon in mind

o     are uncomfortable with an investment that may go up and down in value

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM

All John Hancock equity funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages more than $30 billion in assets.

Balanced Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks current income, long-term growth of capital and income and preservation of capital. To pursue these goals, the fund allocates its investments among a diversified mix of debt and equity securities.

At least 75% of the fund's stock investments are "dividend performers" -- companies whose dividend payments have increased steadily for ten years. In managing the fund's stock portfolio, the managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industrywide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry. Historically, companies that meet these criteria have tended to have large or medium market capitalizations.

At least 25% of assets will be invested in senior debt securities. The fund's debt securities are used to enhance current income and provide some added stability. The fund's investments in bonds of any maturity are primarily investment-grade (rated BBB or above and their unrated equivalents). However, up to 20% of assets may be in junk bonds rated as low as C and their unrated equivalents.

Although the fund invests primarily in U.S. securities, it may invest up to 35% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short- term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS

John F. Snyder, III
---------------------------------------
Executive vice president of adviser
Joined fund team in 1994
Joined adviser in 1991
Began business career in 1971

Barry H. Evans, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 1996
Joined adviser in 1986
Began business career in 1986

Peter M. Schofield, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 1996
Joined adviser in 1996
Portfolio manager at Geewax,
 Terker & Co. (1984-1996)
Began business career in 1984

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
      1993     1994     1995     1996     1997     1998    1999     2000

     11.38%   -3.51%   24.22%   12.13%   20.79%   14.01%   3.89%   -1.83%

2001 total return as of March 31: -5.49%
Best quarter: Q4 '98, 11.40% Worst quarter: Q3 '99, -4.89%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                               Life of   Life of   Life of
                             1 year   5 year   Class A   Class B   Class C
Class A - began 10/5/92      -6.74%   8.39%    9.07%     --        --
Class B - began 10/5/92      -7.14%   8.49%    --        9.01%     --
Class C - began 5/1/99       -4.39%   --       --        --        -2.80%
Index                        -9.10%   18.33%   17.61%    17.61%    0.53%

Index: Standard & Poor's 500 Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Large- or medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small-capitalization stocks. Medium-capitalization stocks tend to be more volatile than stocks of larger companies. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Any bonds held by the fund could be downgraded in credit quality or go into default. In addition, bond prices generally fall when interest rates rise; this risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the issuer, an industry or the economy in general.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                    Class A  Class B  Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                            5.00%    5.00%    2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                               5.00%    none     1.00%
Maximum deferred sales charge (load) as a % of
purchase or sale price, whichever is less              none(2)  5.00%    1.00%

--------------------------------------------------------------------------------
Annual operating expenses                              Class A  Class B  Class C
--------------------------------------------------------------------------------
Management fee                                         0.60%    0.60%    0.60%
Distribution and service (12b-1) fees                  0.30%    1.00%    1.00%
Other expenses                                         0.41%    0.41%    0.41%
Total fund operating expenses                          1.31%    2.01%    2.01%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                             Year 1     Year 3    Year 5     Year 10
--------------------------------------------------------------------------------
Class A                              $627       $894      $1,182     $2,000
Class B - with redemption            $704       $930      $1,283     $2,157
        - without redemption         $204       $630      $1,083     $2,157
Class C - with redemption            $401       $724      $1,172     $2,414
        - without redemption         $302       $724      $1,172     $2,414

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------------------
Ticker                    SVBAX
CUSIP                     47803P104
Newspaper                 BalA
SEC number                811-0560
JH fund number            36

Class B
---------------------------------------
Ticker                    SVBBX
CUSIP                     47803P203
Newspaper                 BalB
SEC number                811-0560
JH fund number            136


Class C
---------------------------------------
Ticker                    SVBCX
CUSIP                     47803P708
Newspaper                 --
SEC number                811-0560
JH fund number            536

Core Equity Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks above-average total return (capital appreciation plus income). To pursue this goal, the fund normally invests at least 65% of assets in a diversified portfolio of equities which are primarily large-capitalization stocks. The portfolio's risk profile is similar to that of the Standard & Poor's 500 Index.

The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 70% to 80% of these companies also are included in the Standard & Poor's 500 Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced

o     improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/return analysis against the Standard & Poor's 500 Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks. The fund may invest in dollar-denominated foreign securities and make limited use of certain derivatives (investments whose value is based on indexes or securities).

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

SUBADVISER

Independence Investment LLC
---------------------------------------
Team responsible for day-to-day
 investment management

A subsidiary of John Hancock Financial
 Services, Inc.

Founded in 1982

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
    1992     1993     1994     1995     1996     1997     1998    1999    2000

    9.01%   16.12%   -2.14%   37.20%   21.24%   29.19%   28.84%  12.37%  -7.75%

2001 total return as of March 31: -10.41%
Best quarter: Q4 '98, 24.17% Worst quarter: Q3 '98, -12.75%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                Life of   Life of   Life of
                             1 year    5 year   Class A   Class B   Class C
Class A - began 6/10/91      -12.37%   14.73%   14.56%    --        --
Class B - began 9/7/95       -12.81%   14.89%   --        15.75%    --
Class C - began 5/1/98       -10.18%   --       --        --        3.92%
Index                        -9.10%    18.33%   16.44%    19.03%    8.03%

Index: Standard & Poor's 500 Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                    Class A  Class B  Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                            5.00%    5.00%    2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                               5.00%    none     1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less    none(2)  5.00%    1.00%

--------------------------------------------------------------------------------
Annual operating expenses                              Class A  Class B  Class C
--------------------------------------------------------------------------------
Management fee                                         0.74%    0.74%    0.74%
Distribution and service (12b-1) fees                  0.30%    1.00%    1.00%
Other expenses                                         0.37%    0.37%    0.37%
Total fund operating expenses                          1.41%    2.11%    2.11%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                          Year 1      Year 3      Year 5      Year 10
--------------------------------------------------------------------------------
Class A                           $636        $924        $1,233      $2,106
Class B - with redemption         $714        $961        $1,334      $2,263
        - without redemption      $214        $661        $1,134      $2,263
Class C - with redemption         $411        $754        $1,223      $2,517
        - without redemption      $312        $754        $1,223      $2,517

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------------------
Ticker                    JHDCX
CUSIP                     409902707
Newspaper                 CoreEqA
SEC number                811-1677
JH fund number            25

Class B
---------------------------------------
Ticker                    JHIDX
CUSIP                     409902806
Newspaper                 CoreEqB
SEC number                811-1677
JH fund number            125

Class C
---------------------------------------
Ticker                    JHCEX
CUSIP                     409902863
Newspaper                 CoreEqC
SEC number                811-1677
JH fund number            525

Core Growth Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks capital appreciation. To pursue this goal, the fund invests in a diversified portfolio of primarily large-capitalization stocks and emphasizes stocks of companies with relatively high potential long-term earnings growth. The portfolio's risk profile is substantially similar to that of the Russell 1000 Growth Index.


The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 40% to 50% of these companies also are included in the Russell 1000 Growth Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced

o     improving fundamentals, meaning they show potential for strong growth


This process, together with a risk/return analysis against the Russell 1000 Growth Index, results in a portfolio of approximately 90 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.


In normal market conditions, the fund is almost entirely invested in stocks. The fund may, however, invest in certain other types of equity securities, including dollar-denominated foreign securities.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

SUBADVISER

Independence Investment LLC
---------------------------------------
Team responsible for day-to-day
 investment management

A subsidiary of John Hancock Financial
 Services, Inc.

Founded in 1982

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                                         2000

                                                                        -17.48%

2001 total return as of March 31: -21.33%
Best quarter: Q4 '99, 18.24% Worst quarter: Q4 '00, -19.26%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                         Life of      Life of      Life of
                            1 year       Class A      Class B      Class C
Class A - began 7/1/99      -21.60%      -9.19%       --           --
Class B - began 7/1/99      -22.05%      --           -9.08%       --
Class C - began 7/1/99      -19.68%      --           --           -7.23%
Index                       -22.76%      -4.90%       -4.90%       -4.90%

Index: Russell 1000 Growth Index, an unmanaged index of growth stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, growth stocks could underperform value stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)         Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                 5.00%        5.00%        2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price       5.00%        none         1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                           none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
Annual operating expenses(3)                Class A      Class B      Class C
--------------------------------------------------------------------------------
Management fee                              0.80%        0.80%        0.80%
Distribution and service (12b-1) fees       0.30%        1.00%        1.00%
Other expenses                              0.48%        0.48%        0.48%
Total fund operating expenses               1.58%        2.28%        2.28%
Expense reimbursement (at least until
6/30/02)                                    0.09%        0.09%        0.09%
Net annual operating expenses               1.49%        2.19%        2.19%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                          Year 1      Year 3      Year 5      Year 10
--------------------------------------------------------------------------------
Class A                           $644        $  965      $1,309      $2,277
Class B - with redemption         $722        $1,004      $1,412      $2,433
        - without redemption      $222        $  704      $1,212      $2,433
Class C - with redemption         $419        $  797      $1,300      $2,682
        - without redemption      $320        $  797      $1,300      $2,682

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."
(3) Expense figures show the expenses for the past year adjusted to reflect any changes.

FUND CODES

Class A
---------------------------------------
Ticker                    JACGX
CUSIP                     410132849
Newspaper                 CoreGrA
SEC number                811-8852
JH fund number            79

Class B
---------------------------------------
Ticker                    JBCGX
CUSIP                     410132831
Newspaper                 CoreGrB
SEC number                811-8852
JH fund number            179


Class C
---------------------------------------
Ticker                    JCCGX
CUSIP                     410132823
Newspaper                 --
SEC number                811-8852
JH fund number            579

Core Value Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks above-average total return (capital appreciation plus income). To pursue this goal, the fund invests in a diversified portfolio of primarily large-capitalization stocks and emphasizes relatively undervalued stocks and high dividend yields. The portfolio's risk profile is substantially similar to that of the Russell 1000 Value Index.

The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 50% to 60% of these companies also are included in the Russell 1000 Value Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced

o     improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/return analysis against the Russell 1000 Value Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks. The fund may, however, invest in certain other types of equity securities, including dollar-denominated foreign securities.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

SUBADVISER

Independence Investment LLC
---------------------------------------
Team responsible for day-to-day
investment management

A subsidiary of John Hancock Financial
 Services, Inc.

Founded in 1982

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. Class A average annual figures reflect sales charges. Year-by-year and index figures do not reflect these charges and would be lower if they did. In addition, 12b-1 fees were imposed beginning July 1, 2000 for Class A shares and would result in lower returns if reflected in these figures. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                        1996     1997     1998     1999    2000

                                       20.66%   30.63%   18.79%    4.65%   6.46%

2001 total return as of March 31: -6.01%
Best quarter: Q4 '98, 18.79% Worst quarter: Q3 '98, -13.99%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------

                                                 Life of    Life of     Life of
                             1 year    5 year    Class A    Class B     Class C
Class A - began 10/2/95      1.12%     14.65%    15.55%     --          --
Class B - began 7/1/99       0.55%     --        --         -3.70%      --
Class C - began 7/1/99       3.51%     --        --         --          -1.74%
Index                        4.81%     14.25%    14.76%     -0.92%      -0.92%

Index: Russell 1000 Value Index, an unmanaged index of value stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, value stocks could underperform growth stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)        Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                5.00%        5.00%        2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price      5.00%        none         1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                          none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
Annual operating expenses(3)               Class A      Class B      Class C
--------------------------------------------------------------------------------
Management fee                             0.80%        0.80%        0.80%
Distribution and service (12b-1) fees      0.30%        1.00%        1.00%
Other expenses                             0.67%        0.67%        0.67%
Total fund operating expenses              1.77%        2.47%        2.47%
Expense reimbursement (at least until
6/30/02)                                   0.32%        0.32%        0.32%
Net annual operating expenses              1.45%        2.15%        2.15%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                          Year 1      Year 3      Year 5      Year 10
--------------------------------------------------------------------------------
Class A                           $640        $1,000      $1,383      $2,455
Class B - with redemption         $718        $1,039      $1,487      $2,609
        - without redemption      $218        $  739      $1,287      $2,609
Class C - with redemption         $415        $  832      $1,374      $2,854
        - without redemption      $316        $  832      $1,374      $2,854

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."
(3) Expense figures show the expenses for the past year adjusted to reflect any changes.

FUND CODES

Class A
---------------------------------------
Ticker                    JHIVX
CUSIP                     410132807
Newspaper                 --
SEC number                811-8852
JH fund number            88

Class B
---------------------------------------
Ticker                    JHVBX
CUSIP                     410132815
Newspaper                 CoreValB
SEC number                811-8852
JH fund number            188


Class C
---------------------------------------
Ticker                    JHVCX
CUSIP                     410132799
Newspaper                 --
SEC number                811-8852
JH fund number            588

Focused Relative Value Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests in stocks of companies of any size. The fund utilizes a focused investment strategy and will typically concentrate its investments in 20 to 35 U.S. and foreign companies. Because of this focused strategy, the fund has been classified as non-diversified and may invest more than 5% of assets in securities of individual companies.

In managing the portfolio, the management team emphasizes a relative value-oriented approach to individual stock selection. With the aid of proprietary financial models, the management team looks for companies that are selling at what appear to be substantial discounts to their long-term values. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The management team uses fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams and strong competitive positions. The fund may attempt to take advantage of short-term market volatility by investing in corporate restructurings or pending acquisitions. The management team also looks for companies with strong senior management and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may also make limited use of certain derivatives (investments whose value is based on indexes or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGERS

Timothy E. Quinlisk, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 2000
Joined adviser in 1998
Analyst at Hagler, Mastrouita
 & Hewitt (1997-1998)
Analyst at State Street Global
 Advisors (1995-1997)
Began business career in 1985

James S. Yu, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 2000
Joined adviser in 2000
Analyst at Merrill Lynch Asset
 Management (1998-2000)
Analyst at Gabelli & Company
 (1995-1998)
Began business career in 1990

R. Scott Mayo, CFA
---------------------------------------
Second vice president of adviser
Joined fund team in 2000
Joined adviser in 1998
Analyst at Morgan Stanley (1998)
Analyst at Grantham, Mayo
 & Van Otterloo (1993-1996)
Began business career in 1993

PAST PERFORMANCE

[Clip Art] This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Because this is a new fund, there is no past performance to report.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. The fund focuses on a small number of companies, making it highly vulnerable to isolated business setbacks. Similarly, value stocks could underperform growth stocks.

To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of small and medium size companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. The figures below show estimated annualized expenses. Actual expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)         Class A     Class B     Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                 5.00%       5.00%       2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price       5.00%       none        1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                           none(2)     5.00%       1.00%

--------------------------------------------------------------------------------
Annual operating expenses                   Class A     Class B     Class C
--------------------------------------------------------------------------------
Management fee                              0.85%       0.85%       0.85%
Distribution and service (12b-1) fees       0.30%       1.00%       1.00%
Other expenses                              0.46%       0.46%       0.46%
Total fund operating expenses               1.61%       2.31%       2.31%
Expense reimbursement (at least
until 2/28/02)                              0.11%       0.11%       0.11%
Net annual operating expenses               1.50%       2.20%       2.20%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                    Year 1       Year 3
--------------------------------------------------------------------------------
Class A                                     $645         $  972
Class B - with redemption                   $723         $1,011
        - without redemption                $223         $  711
Class C - with redemption                   $420         $  804
        - without redemption                $321         $  804

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES


Class A
---------------------------------------
Ticker                    JFVAX
CUSIP                     478032790
Newspaper                 --
SEC number                811-3392
JH fund number            61

Class B
---------------------------------------
Ticker                    JFVBX
CUSIP                     478032774
Newspaper                 --
SEC number                811-3392
JH fund number            161

Class C
---------------------------------------
Ticker                    JFVCX
CUSIP                     478032766
Newspaper                 --
SEC number                811-3392
JH fund number            561

Growth Trends Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests approximately 1/3 of assets in equity securities including common and preferred stocks and their equivalents of U.S. and foreign companies in each of the following sectors: financial services, health care and technology. Due to changes in market values, assets will be allocated as needed in order to attempt to achieve a 1/3 weighting in each sector. The fund attempts to concentrate its investments within each of the three sectors in 20 to 35 companies.

Companies in the financial services, health-care and technology sectors include: banks, insurance companies, brokerage firms and financial holding companies; pharmaceutical, biotechnology and biochemical research and development companies; companies in such fields as computer software and hardware, Internet services, telecommunications and data management and storage.

In managing the portfolio, the managers focus primarily on stock selection rather than industry allocation.

The managers seek to identify companies positioned to benefit from economic and social trends. They use fundamental financial analysis to identify individual companies of any size that appear most attractive in terms of earnings stability, growth potential, business changes and valuation.

The fund may invest in certain higher-risk securities, including investments in emerging market countries and securities that are not publicly offered or traded, restricted securities.

The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal market conditions, the fund may temporarily invest in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

ADVISER

John Hancock Advisers, Inc.
---------------------------------------
Team responsible for financial
 services sector investment
 management

SUBADVISERS

Fund Asset Management, L.P.
d/b/a Mercury Advisors
---------------------------------------
Team responsible for health-
 care sector investment
 management

Founded in 1977

Supervised by the adviser

American Fund Advisors, Inc.
---------------------------------------
Team responsible for technology
 sector investment management

Founded in 1978

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Because the fund is a new fund, there is no past performance to report.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements. It may fluctuate more widely than it would in a fund that is diversified across several sectors.

The fund's management strategy significantly influences performance, especially because this fund focuses on a few sectors of the economy.

Stocks of financial services, health-care and technology companies as a group may fall out of favor with the market, causing the fund to underperform its peers or funds that focus on other types of stocks or economic sectors.

Companies in each sector may face special risks. Falling or rising interest rates or deteriorating economic conditions could cause bank and financial service company stocks to suffer losses.

Health-care companies are strongly affected by worldwide scientific or technological developments and changes in governmental policies.

Technology companies are subject to intense competition making products quickly obsolete. Some technology companies are smaller and may have limited product lines and financial and managerial resources, making them more vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Stocks of small- and mid-sized- capitalization companies can be more volatile than those of larger companies.

o     Certain derivatives could produce disproportionate losses.

o In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. The figures below show estimated annualized expenses. Actual expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)     Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)             5.00%        5.00%        2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price   5.00%        none         1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                       none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
Annual operating expenses               Class A      Class B      Class C
--------------------------------------------------------------------------------
Management fee                          1.00%        1.00%        1.00%
Distribution and service (12b-1) fees   0.30%        1.00%        1.00%
Other expenses                          0.45%        0.45%        0.45%
Total fund operating expenses           1.75%        2.45%        2.45%
Expense reimbursement (at least
until 2/28/02)                          0.10%        0.10%        0.10%
Net annual operating expenses           1.65%        2.35%        2.35%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                          Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class A                           $659       $1,014     $1,393     $2,451
Class B - with redemption         $738       $1,054     $1,497     $2,606
        - without redemption      $238       $  754     $1,297     $2,606
Class C - with redemption         $435       $  846     $1,384     $2,851
        - without redemption      $336       $  846     $1,384     $2,851

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------------------
Ticker                    JGTAX
CUSIP                     41014V109
Newspaper                 GTrendA
SEC number                811-4079
JH fund number            46

Class B
---------------------------------------
Ticker                    JGTBX
CUSIP                     41014V208
Newspaper                 GTrendB
SEC number                811-4079
JH fund number            146

Class C
---------------------------------------
Ticker                    JGTCX
CUSIP                     41014V307
Newspaper                 GTrendC
SEC number                811-4079
JH fund number            546

Large Cap Growth Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 65% of assets in stocks of large-capitalization companies (companies in the capitalization range of the Russell Top 200 Growth Index, which was $1.03 billion to $482 billion as of May 31, 2001).

In managing the portfolio, the managers use fundamental financial analysis to identify companies with:


o     strong cash flows

o     secure market franchises

o     sales growth that outpaces their industries

The fund generally invests in a diversified portfolio of U.S. companies. The fund has tended to emphasize, or overweight, certain sectors such as health care, technology or consumer goods. These weightings may change in the future.

The managers use various means to assess the depth and stability of companies' senior management, including interviews and company visits. The fund favors companies for which the managers project an above-average growth rate.

The fund may invest in preferred stocks and other types of equities, and may invest up to 15% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGERS

William L. Braman
---------------------------------------
Executive vice president and
 chief investment officer of
 adviser
Joined fund team in 2000
Joined adviser in 2000
Chief investment officer at
 Baring Asset Management
 (London 1998-2000)
Head of U.S. equity team at
 Baring Asset Management
 (Boston 1989-1998)
Began business career in 1977

Robert J. Uek, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 2000
Joined adviser in 1997
Corporate finance manager
 at Ernst & Young (1994-1997)
Began business career in 1990

Paul J. Berlinguet
---------------------------------------
Vice president of adviser
Joined fund team in 2001
Joined adviser in 2001
U.S. equity investment manager
 at Baring America Asset
 Management (1989-2001)
Began business career in 1986

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
  1991    1992    1993    1994    1995    1996    1997    1998   1999    2000

 41.76%   6.06%  13.16%  -7.61%  27.17%  20.40%  16.70%  26.42% 20.52%  -30.74%

2001 total return as of March 31: -30.71%
Best quarter: Q4 '98, 22.38% Worst quarter: Q4 '00, -23.36%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                      Life of   Life of
                         1 year    5 year   10 year   Class B   Class C
Class A                  -34.20%   7.09%    10.91%    --        --
Class B - began 1/3/94   -34.50%   7.22%    --        7.77%     --
Class C - began 6/1/98   -32.54%   --       --        --        -2.03%
Index 1                  -9.10%    18.33%   17.46%    18.27%    9.03%
Index 2                  -24.53%   18.98%   17.50%    19.45%    8.51%

Index 1: Standard & Poor's 500 Index, an unmanaged index of 500 stocks.

Index 2: Russell Top 200 Growth Index, an unmanaged index containing growth-oriented stocks from the Russell Top 200 Index.

In the future, the adviser will compare the fund's performance only to the Russell Top 200 Growth Index since it more closely represents the fund's investment strategy.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)        Class A   Class B   Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                5.00%     5.00%     2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price      5.00%     none      1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                          none(2)   5.00%     1.00%

--------------------------------------------------------------------------------
Annual operating expenses                  Class A   Class B   Class C
--------------------------------------------------------------------------------
Management fee                             0.75%     0.75%     0.75%
Distribution and service (12b-1) fees      0.30%     1.00%     1.00%
Other expenses                             0.31%     0.31%     0.31%
Total fund operating expenses              1.36%     2.06%     2.06%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                             Year 1   Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
Class A                              $632     $909     $1,207   $2,053
Class B - with redemption            $709     $946     $1,308   $2,210
        - without redemption         $209     $646     $1,108   $2,210
Class C - with redemption            $406     $739     $1,197   $2,466
        - without redemption         $307     $739     $1,197   $2,466

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------------------
Ticker                    JHNGX
CUSIP                     409906302
Newspaper                 LpCpGrA
SEC number                811-4630
JH fund number            20

Class B
---------------------------------------
Ticker                    JHGBX
CUSIP                     409906401
Newspaper                 LpCpGrB
SEC number                811-4630
JH fund number            120


Class C
---------------------------------------
Ticker                    JLGCX
CUSIP                     409906849
Newspaper                 --
SEC number                811-4630
JH fund number            520

Large Cap Value Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks the highest total return (capital appreciation plus current income) that is consistent with reasonable safety of capital. To pursue this goal, the fund normally invests at least 65% of assets in stocks of large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Index, which was $730 million to $482 billion as of May 31, 2001).


In managing the portfolio, the managers emphasize a value-oriented approach to individual stock selection. With the aid of proprietary financial models, the management team looks for companies that are selling at what appear to be substantial discounts to their long-term intrinsic and "franchise" values. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The fund manages risk by typically holding between 50 and 150 large companies that are diversified across industry sectors. The management team also uses fundamental financial analysis to identify individual companies with substantial cash flows, reliable revenue streams, superior competitive positions and strong management.

The fund may attempt to take advantage of short-term market volatility by investing in corporate restructurings or pending acquisitions.

In selecting bonds of any maturity, the managers look for the most favorable risk/return ratios. The fund may invest up to 15% of net assets in junk bonds rated as low as CC/Ca and their unrated equivalents.

The fund may invest up to 25% of assets in foreign securities (35% during adverse U.S. market conditions). The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PORTFOLIO MANAGERS

Timothy E. Quinlisk, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1998
Analyst at Hagler, Mastrouita
 & Hewitt (1997-1998)
Analyst at State Street Global
 Advisors (1995-1997)
Began business career in 1985

James S. Yu, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 2000
Joined adviser in 2000
Analyst at Merrill Lynch Asset
 Management (1998-2000)
Analyst at Gabelli & Company
 (1995-1998)
Began business career in 1990

R. Scott Mayo, CFA
---------------------------------------
Second vice president of adviser
Joined fund team in 2000
Joined adviser in 1998
Analyst at Morgan Stanley (1998)
Analyst at Grantham, Mayo
 & Van Otterloo (1993-1996)
Began business career in 1993

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
   1991    1992    1993    1994    1995    1996    1997   1998   1999    2000

  32.29%   6.02%   9.74%  -8.49%  36.74%  22.21%  36.71% 15.94% 37.89%  -2.93%

2001 total return as of March 31: -5.59%
Best quarter: Q4 '99, 31.65% Worst quarter: Q3 '98, -12.95%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                      Life of   Life of
                          1 year   5 year   10 year   Class B   Class C
Class A                   -7.77%   19.75%   16.85%    --        --
Class B - began 8/22/91   -7.47%   19.92%   --        15.66%    --
Class C - began 5/1/98    -5.36%   --       --        --        10.88%
Index                     -9.10%   18.33%   17.46%    16.38%    8.03%

Index: Standard & Poor's 500 Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Similarly, value stocks could underperform growth stocks. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)        Class A     Class B     Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                5.00%       5.00%       2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price      5.00%       none        1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                          none(2)     5.00%       1.00%

--------------------------------------------------------------------------------
Annual operating expenses                  Class A     Class B     Class C
--------------------------------------------------------------------------------
Management fee                             0.625%      0.625%      0.625%
Distribution and service (12b-1) fees      0.25%       1.00%       1.00%
Other expenses                             0.265%      0.265%      0.265%
Total fund operating expenses              1.14%       1.89%       1.89%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                           Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class A                            $610       $844       $1,096     $1,817
Class B - with redemption          $692       $894       $1,221     $2,016
        - without redemption       $192       $594       $1,021     $2,016
Class C - with redemption          $389       $688       $1,111     $2,289
        - without redemption       $290       $688       $1,111     $2,289

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------------------
Ticker                    TAGRX
CUSIP                     41013P103
Newspaper                 LgCpVIA
SEC number                811-0560
JH fund number            50

Class B
---------------------------------------
Ticker                    TSGWX
CUSIP                     41013P202
Newspaper                 LgCpVIB
SEC number                811-0560
JH fund number            150

Class C
---------------------------------------
Ticker                    JHLVX
CUSIP                     41013P301
Newspaper                 LgCpVIC
SEC number                811-0560
JH fund number            550

Mid Cap Growth Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of assets in stocks of medium-capitalization companies (companies in the capitalization range of the Russell Midcap Growth Index, which was $50 million to $21 billion as of May 31,
2001).

In managing the portfolio, the managers conduct fundamental financial analysis to identify companies with above-average earnings growth.


In choosing individual securities, the managers look for companies with growth stemming from a combination of gains in market share and increasing operating efficiency. Before investing, the manager identifies a specific catalyst for growth, such as a new product, business reorganization or merger.

The management team generally maintains personal contact with the senior management of the companies the fund invests in.

The managers consider broad economic trends, demographic factors, technological changes, consolidation trends and legislative initiatives.



The fund may invest up to 10% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes or currencies).

In abnormal conditions, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash or cash equivalents. In these and other cases, the fund might not achieve its goal.


The fund may not invest more than 5% of assets in any one security.


The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGER


Team responsible for day-to-day
 investment management


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                     1994     1995     1996     1997    1998    1999     2000

                    -8.76%   34.24%   29.05%    2.37%   6.53%  58.17%   -13.52%

2001 total return as of March 31: -30.04%
Best quarter: Q4 '99, 45.43% Worst quarter:  Q3 '98, -21.36%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                               Life of   Life of   Life of
                             1 year   5 year   Class A   Class B   Class C
Class A - began 11/1/93      -17.86%  12.84%   11.82%    --        --
Class B - began 11/1/93      -18.16%  12.96%   --        11.85%    --
Class C - began 6/1/98       -15.76%  --       --        --        12.52%
Index 1                      -9.10%   18.33%   17.83%    17.83%    9.03%
Index 2                      -11.75%  17.77%   16.66%    16.66%    15.34%

Index 1: Standard & Poor's 500 Index, an unmanaged index of 500 stocks.
Index 2: Russell Midcap Growth Index, an unmanaged index containing those stocks from the Russell Midcap Index with a greater-than-average growth orientation.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Medium-capitalization stocks tend to be more volatile than stocks of larger companies, and as a group could fall out of favor with the market, causing the fund to underperform investments that focus either on small- or on large-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)        Class A      Class B      Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                5.00%        5.00%        2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price      5.00%        none         1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                          none(2)      5.00%        1.00%

--------------------------------------------------------------------------------
Annual operating expenses                  Class A      Class B      Class C
--------------------------------------------------------------------------------
Management fee                             0.80%        0.80%        0.80%
Distribution and service (12b-1) fees      0.30%        1.00%        1.00%
Other expenses                             0.36%        0.36%        0.36%
Total fund operating expenses              1.46%        2.16%        2.16%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                          Year 1      Year 3      Year 5      Year 10
--------------------------------------------------------------------------------
Class A                           $641        $939        $1,258      $2,159
Class B - with redemption         $719        $976        $1,359      $2,315
        - without redemption      $219        $676        $1,159      $2,315
Class C - with redemption         $416        $769        $1,248      $2,568
        - without redemption      $317        $769        $1,248      $2,568

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------------------
Ticker            SPOAX
CUSIP             409906807
Newspaper         MdCpGrA
SEC number        811-4630
JH fund number    39

Class B
---------------------------------------
Ticker            SPOBX
CUSIP             409906880
Newspaper         MdCpGrB
SEC number        811-4630
JH fund number    139


Class C
---------------------------------------
Ticker            SPOCX
CUSIP             409906823
Newspaper         --
SEC number        811-4630
JH fund number    539

Multi Cap Growth Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests in a diversified portfolio of growth-oriented stocks of U.S. and foreign companies of any size.

In managing the portfolio, the management team focuses primarily on stocks, selecting companies that are expected to have above-average growth. In choosing individual securities, the managers use fundamental financial analysis to identify companies with improving business fundamentals, such as revenue growth, profitability and improving cash flows. The management team also looks for companies with strong senior management and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may invest in preferred stocks and other types of equities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGERS

Anurag Pandit, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 2000
Joined adviser in 1996
Equity analyst at Loomis Sayles
 (1992-1996)
Began business career in 1984

Bernice S. Behar, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 2000
Joined adviser in 1991
Began business career in 1986

PAST PERFORMANCE

[Clip Art] This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Because this is a new fund, there is no past performance to report.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. The fund focuses on growth stocks, which could underperform value stocks.

To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of small and medium size companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. The figures below show estimated annualized expenses. Actual expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)               Class A   Class B   Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                       5.00%     5.00%     2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price             5.00%     none      1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                                 none(2)   5.00%     1.00%

--------------------------------------------------------------------------------
Annual operating expenses                         Class A   Class B   Class C
--------------------------------------------------------------------------------
Management fee                                    0.75%     0.75%     0.75%
Distribution and service (12b-1) fees             0.30%     1.00%     1.00%
Other expenses                                    0.46%     0.46%     0.46%
Total fund operating expenses                     1.51%     2.21%     2.21%
Expense reimbursement (at least until 2/28/02)    0.11%     0.11%     0.11%
Net annual operating expenses                     1.40%     2.10%     2.10%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                    Year 1        Year 3
--------------------------------------------------------------------------------
Class A                                     $635          $943
Class B - with redemption                   $713          $981
        - without redemption                $213          $681
Class C - with redemption                   $410          $774
        - without redemption                $311          $774

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES


Class A
---------------------------------------
Ticker                    JMGAX
CUSIP                     478032709
Newspaper                 --
SEC number                811-3392
JH fund number            10

Class B
---------------------------------------
Ticker                    JMGBX
CUSIP                     478032808
Newspaper                 --
SEC number                811-3392
JH fund number            110

Class C
---------------------------------------
Ticker                    JMGCX
CUSIP                     478032881
Newspaper                 --
SEC number                811-3392
JH fund number            510

Small Cap Growth Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of assets in stocks of small-capitalization companies (companies in the capitalization range of the Russell 2000 Growth Index, which was $10 million to $4.9 billion as of May 31,
2001).


The managers look for companies in the emerging growth phase of development that are not yet widely recognized. The fund also may invest in established companies that, because of new management, products or opportunities, offer the possibility of accelerating earnings.

To manage risk, the fund typically invests in 150 to 220 companies across many industries, and does not invest more than 5% of assets in any one company.


In managing the portfolio, the managers use fundamental financial analysis to identify rapidly growing companies. The managers favor companies that dominate their market niches or are poised to become market leaders. They look for strong senior management teams and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.


The fund may invest in preferred stocks and other types of equities, and may invest up to 10% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes or currencies).

In abnormal conditions, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash and cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGERS

Bernice S. Behar, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 1996
Joined adviser in 1991
Began business career in 1986

Anurag Pandit, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 1996
Joined adviser in 1996
Equity analyst at Loomis Sayles
 (1992-1996)
Began business career in 1984

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class B year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1991    1992    1993    1994    1995    1996    1997    1998    1999    2000

58.82%  12.13%  11.82%  -1.49%  42.13%  12.95%  14.45%  11.65%  63.62% -22.04%

2001 total return as of March 31: -20.58%
Best quarter: Q4 '99, 43.58% Worst quarter: Q4 '00, -22.37%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                          Life of   Life of
                             1 year    5 year   10 year   Class A   Class C
Class A - began 8/22/91      -25.40%   12.66%   --        15.11%    --
Class B                      -25.76%   12.74%   17.77%    --        --
Class C - began 6/1/98       -23.59%   --       --        --        13.58%
Index 1                      -3.02%    10.31%   15.53%    13.09%    3.55%
Index 2                      -22.43%   7.14%    12.80%    9.95%*    2.89%

Index 1: Russell 2000 Index, an unmanaged index of 2,000 U.S.
small-capitalization stocks.

Index 2: Russell 2000 Growth Index, an unmanaged index containing those stocks from the Russell 2000 Index with a greater-than-average growth orientation.

* As of September 1, 1991.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on medium- or large-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)        Class A     Class B     Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                5.00%       5.00%       2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price      5.00%       none        1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                          none(2)     5.00%       1.00%

--------------------------------------------------------------------------------
Annual operating expenses                  Class A     Class B     Class C
--------------------------------------------------------------------------------
Management fee                             0.74%       0.74%       0.74%
Distribution and service (12b-1) fees      0.25%       1.00%       1.00%
Other expenses                             0.29%       0.29%       0.29%
Total fund operating expenses              1.28%       2.03%       2.03%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                          Year 1    Year 3    Year 5    Year 10
--------------------------------------------------------------------------------
Class A                           $624      $886      $1,167    $1,968
Class B - with redemption         $706      $937      $1,293    $2,166
        - without redemption      $206      $637      $1,093    $2,166
Class C - with redemption         $403      $730      $1,182    $2,435
        - without redemption      $304      $730      $1,182    $2,435

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------------------
Ticker                    TAEMX
CUSIP                     478032105
Newspaper                 SmCpGrA
SEC number                811-3392
JH fund number            60

Class B
---------------------------------------
Ticker                    TSEGX
CUSIP                     478032204
Newspaper                 SmCpGrB
SEC number                811-3392
JH fund number            160

Class C
---------------------------------------
Ticker                    JSGCX
CUSIP                     478032501
Newspaper                 SmCpGrC
SEC number                811-3392
JH fund number            560

Small Cap Value Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of assets in stocks of small-capitalization companies (companies in the capitalization range of the Russell 2000 Index, which was $10 million to $4.9 billion as of May 31, 2001).


In managing the portfolio, the managers emphasize a value-oriented approach to individual stock selection. With the aid of proprietary financial models, the management team looks for U.S. and foreign companies that are selling at what appear to be substantial discounts to their long-term value. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The management team uses fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams and strong competitive positions. The strength of companies' management teams is also a key selection factor. The fund diversifies across industry sectors. The fund may not invest more than 5% of assets in any one security.

The fund may invest up to 15% of assets in a basket of foreign securities or in bonds of any maturity rated as low as CC/Ca and their unrated equivalents (bonds below BBB/Baa are considered junk bonds). The fund may make limited use of certain derivatives (investments whose value is based on indexes or currencies).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGERS

Timothy E. Quinlisk, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1998
Analyst at Hagler, Mastrouita
 & Hewitt (1997-1998)
Analyst at State Street Global
 Advisors (1995-1997)
Began business career in 1985

James S. Yu, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 2000
Joined adviser in 2000
Analyst at Merrill Lynch Asset
 Management (1998-2000)
Analyst at Gabelli & Company
 (1995-1998)
Began business career in 1990

R. Scott Mayo, CFA
---------------------------------------
Second vice president of adviser
Joined fund team in 2000
Joined adviser in 1998
Analyst at Morgan Stanley (1998)
Analyst at Grantham, Mayo
 & Van Otterloo (1993-1996)
Began business career in 1993

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                     1994     1995     1996     1997     1998    1999     2000

                     7.81%   20.26%   12.91%   25.25%   -2.10%  98.25%   -6.26%

2001 total return as of March 31: -5.59%
Best quarter: Q4 '99, 47.75% Worst quarter: Q3 '98, -21.43%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                            Life of   Life of   Life of
                          1 year   5 year   Class A   Class B   Class C
Class A - began 1/3/94    -10.95%  19.57%   17.93%    --        --
Class B - began 1/3/94    -11.20%  19.79%   --        17.96%    --
Class C - began 5/1/98    -8.69%   --       --        --        19.51%
Index                     -3.02%   10.31%   10.89%    10.89%    1.32%

Index: Russell 2000 Index, an unmanaged index of 2,000 U.S. small-capitalization stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on medium- or large-capitalization stocks. Similarly, value stocks could underperform growth stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit quality or go into default. In addition, bond prices generally fall when interest rates rise; this risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the issuer, an industry or the economy in general.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)             Class A   Class B   Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                     5.00%     5.00%     2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price           5.00%     none      1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                               none(2)   5.00%     1.00%

--------------------------------------------------------------------------------
Annual operating expenses                       Class A   Class B   Class C
--------------------------------------------------------------------------------
Management fee                                  0.70%     0.70%     0.70%
Distribution and service (12b-1) fees           0.30%     1.00%     1.00%
Other expenses                                  0.36%     0.36%     0.36%
Total fund operating expenses                   1.36%     2.06%     2.06%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                           Year 1     Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class A                            $632       $909       $1,207     $2,053
Class B - with redemption          $709       $946       $1,308     $2,210
        - without redemption       $209       $646       $1,108     $2,210
Class C - with redemption          $406       $739       $1,197     $2,466
        - without redemption       $307       $739       $1,197     $2,466

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------------------
Ticker                    SPVAX
CUSIP                     409905700
Newspaper                 SmCpVlA
SEC number                811-3999
JH fund number            37

Class B
---------------------------------------
Ticker                    SPVBX
CUSIP                     409905809
Newspaper                 SmCpVlB
SEC number                811-3999
JH fund number            137

Class C
---------------------------------------
Ticker                    SPVCX
CUSIP                     409905882
Newspaper                 SmCpVlC
SEC number                811-3999
JH fund number            537

Sovereign Investors Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term growth of capital and income without assuming undue market risks. To pursue this goal, the fund normally invests at least 80% of stocks in a diversified portfolio of companies with market capitalizations within the range of the Standard & Poor's 500 Index. On May 31, 2001, that range was $730 million to $482 billion.

At least 65% of the fund's stock investments are "dividend performers" -- companies whose dividend payments have increased steadily for ten years. In managing the portfolio, the managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industrywide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry. Historically, companies that meet these criteria have tended to have large or medium capitalizations.


The fund may not invest more than 5% of assets in any one security. The fund may invest in bonds of any maturity, with up to 5% of assets in junk bonds rated as low as C and their unrated equivalents.

The fund typically invests in U.S. companies but may invest in dollar-denominated foreign securities. It may also make limited use of certain derivatives (investments whose value is based on indexes).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PORTFOLIO MANAGERS

John F. Snyder, III
---------------------------------------
Executive vice president of adviser
Joined fund team in 1983
Joined adviser in 1991
Began business career in 1971

Barry H. Evans, CFA
---------------------------------------
Senior vice president of adviser
Joined fund team in 1996
Joined adviser in 1986
Began business career in 1986

Peter M. Schofield, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 1996
 Joined adviser in 1996
Portfolio manager at Geewax,
 Terker & Co. (1984-1996)
Began business career in 1984

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
      1991    1992    1993    1994    1995    1996   1997   1998   1999   2000

     30.72%   7.23%   5.71%  -1.85%  29.15%  17.57% 29.14% 15.62%  5.91%  4.10%

2001 total return as of March 31: -7.59%
Best quarter: Q4 '98, 15.56% Worst quarter: Q3 '98, -7.85%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                      Life of   Life of
                          1 year   5 year   10 year   Class B   Class C
Class A                   -1.10%   12.95%   13.19%    --        --
Class B - began 1/3/94    -1.44%   13.04%   --        12.94%    --
Class C - began 5/1/98    1.33%    --       --        --        4.73%
Index                     -9.10%   18.33%   17.46%    18.27%    8.03%

Index: Standard & Poor's 500 Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Large- or medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small-capitalization stocks. Medium-capitalization stocks tend to be more volatile than stocks of larger companies. In addition, if the managers' securities selection strategies do not perform as expected, the fund could under-perform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)          Class A     Class B     Class C
--------------------------------------------------------------------------------
Maximum sales charge (load)                  5.00%       5.00%       2.00%
Maximum front-end sales charge (load)
on purchases as a % of purchase price        5.00%       none        1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price,
whichever is less                            none(2)     5.00%       1.00%

--------------------------------------------------------------------------------
Annual operating expenses                    Class A     Class B     Class C
--------------------------------------------------------------------------------
Management fee                               0.55%       0.55%       0.55%
Distribution and service (12b-1) fees        0.30%       1.00%       1.00%
Other expenses                               0.23%       0.23%       0.23%
Total fund operating expenses                1.08%       1.78%       1.78%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                          Year 1      Year 3      Year 5      Year 10
--------------------------------------------------------------------------------
Class A                           $605        $826        $1,066      $1,751
Class B - with redemption         $681        $860        $1,164      $1,910
        - without redemption      $181        $560        $  964      $1,910
Class C - with redemption         $378        $655        $1,055      $2,174
        - without redemption      $279        $655        $1,055      $2,174

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

FUND CODES

Class A
---------------------------------------
Ticker                    SOVIX
CUSIP                     47803P302
Newspaper                 SvInvA
SEC number                811-0560
JH fund number            29

Class B
---------------------------------------
Ticker                    SOVBX
CUSIP                     47803P401
Newspaper                 SvInvB
SEC number                811-0560
JH fund number            129

Class C
---------------------------------------
Ticker                    SOVCX
CUSIP                     47803P609
Newspaper                 --
SEC number                811-0560
JH fund number            529

YOUR ACCOUNT

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o Distribution and service (12b-1) fees of 0.30% (0.25% for Large Cap Value and Small Cap Growth).

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

o     No front-end sales charge; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 1.00%.

o     A deferred sales charge, as described on following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they may cost share-holders more than other types of sales charges.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

Your broker receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker.

Your broker or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A and Class C Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                              As a % of           As a % of your
Your investment               offering price      investment
Up to $49,999                 5.00%               5.26%
$50,000 - $99,999             4.50%               4.71%
$100,000 - $249,999           3.50%               3.63%
$250,000 - $499,999           2.50%               2.56%
$500,000 - $999,999           2.00%               2.04%
$1,000,000 and over           See below

--------------------------------------------------------------------------------
Class C sales charges
--------------------------------------------------------------------------------
                              As a % of           As a % of your
Your investment               offering price      investment
Up to $1,000,000              1.00%               1.01%
$1,000,000 and over           none

Investments of $1 million or more Class A and Class C shares are available with no front-end sales charge. However, there is a contingent deferred sales charge
(CDSC) on any Class A shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
CDSC on $1 million+ investments
--------------------------------------------------------------------------------
                                                  CDSC on shares
Your investment                                   being sold
First $1M - $4,999,999                            1.00%
Next $1 - $5M above that                          0.50%
Next $1 or more above that                        0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.


30 YOUR ACCOUNT

Class B Shares are offered at their net asset value per share, without any initial sales charge.

Class B and Class C A CDSC may be charged if you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
                              CDSC on shares
Years after purchase          being sold
1st year                      5.00%
2nd year                      4.00%
3rd or 4th year               3.00%
5th year                      2.00%
6th year                      1.00%
After 6th year                none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
Years after purchase          CDSC
1st year                      1.00%
After 1st year                none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250), and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o     to make payments through certain systematic withdrawal plans

o     to make certain distributions from a retirement plan

o     because of shareholder death or disability

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).


                                                                 YOUR ACCOUNT 31

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o     selling brokers and their employees and sales representatives

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds

o individuals transferring assets from an employee benefit plan into a John Hancock fund

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

Class C shares may be offered without front-end sales charges to various individuals and institutions.

To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI (see the back cover of this prospectus).

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

      o     non-retirement account: $1,000

      o     retirement account: $250

      o     group investments: $250

      o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

      o fee-based clients of selling brokers who have placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


32 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
            Opening an account                Adding to an account

By check

[Clip Art]  o Make out a check for the        o Make out a check for the
              investment amount, payable to     investment amount payable to
              "John Hancock Signature           "John Hancock Signature
              Services, Inc."                   Services, Inc."

            o Deliver the check and your      o Fill out the detachable
              completed application to your     investment slip from an account
              financial representative, or      statement. If no slip is
              mail them to Signature Services   available, include a note
              (address below).                  specifying the fund name, your
                                                share class, your account
                                                number and the name(s) in which
                                                the account is registered.

                                              o Deliver the check and your
                                                investment slip or note to your
                                                financial representative, or
                                                mail them to Signature Services
                                                (address below).

By exchange

[Clip Art]  o Call your financial             o Log on to www.jhfunds.com to
              representative or Signature       process exchanges between
              Services to request an            funds.
              exchange.
                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an
                                                exchange.

By wire

[Clip Art]  o Deliver your completed          o Instruct your bank to wire the
              application to your financial     amount of your investment to:
              representative, or mail it to       First Signature Bank & Trust
              Signature Services.                 Account # 900000260
                                                  Routing # 211475000
            o Obtain your account number by
              calling your financial          Specify the fund name, your share
              representative or Signature     class, your account number and
              Services.                       the name(s) in which the account
                                              is registered. Your bank may
            o Instruct your bank to wire the  charge a fee to wire funds.
              amount of your investment to:
                First Signature Bank & Trust
                Account # 900000260
                Routing # 211475000

            Specify the fund name, your
            choice of share class, the new
            account number and the name(s) in
            which the account is registered.
            Your bank may charge a fee to
            wire funds.

By Internet

[Clip Art]  See "By exchange" and "By wire."  o Verify that your bank or credit union is a member of the
                                                Automated Clearing House (ACH)
                                                system.

                                              o Complete the "Bank Information"
                                                section on your account
                                                application.

                                              o Log on to www.jhfunds.com to
                                                initiate purchases using your
                                                authorized bank account.

By phone

[Clip Art]  See "By exchange" and "By wire."  o Verify that your bank or credit union is a member of the
                                                Automated Clearing House (ACH)
                                                system.

                                              o Complete the "Bank Information"
                                                section on your account
                                                application.

                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services between 8 A.M. and 4
                                                P.M. Eastern Time on most
                                                business days.

                                              To open or add to an account
                                              using the Monthly Automatic
                                              Accumulation Program, see
                                              "Additional investor services."

--------------------------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.
--------------------------------------------------------------------------------


                                                                 YOUR ACCOUNT 33

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
            Designed for                      To sell some or all of your shares

By letter

[Clip Art]  o Accounts of any type.           o Write a letter of instruction
                                                or complete a stock power
            o Sales of any amount.              indicating the fund name, your
                                                share class, your account
                                                number, the name(s) in which
                                                the account is registered and
                                                the dollar value or number of
                                                shares you wish to sell.

                                              o Include all signatures and any
                                                additional documents that may
                                                be required (see next page).

                                              o Mail the materials to Signature
                                                Services.

                                              o A check will be mailed to the
                                                name(s) and address in which
                                                the account is registered, or
                                                otherwise according to your
                                                letter of instruction.

By Internet

[Clip Art]  o Most accounts.                  o Log on to www.jhfunds.com to
                                                initiate redemptions from your
            o Sales of up to $100,000.          funds.

By phone

[Clip Art]  o Most accounts.                  o Call EASI-Line for automated
                                                service 24 hours a day using
            o Sales of up to $100,000.          your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services between 8 A.M. and 4
                                                P.M. Eastern Time on most
                                                business days.

By wire or electronic funds transfer (EFT)

[Clip Art]  o Requests by letter to sell any  o To verify that the Internet or
              amount.                           telephone redemption privilege
                                                is in place on an account, or
            o Requests by Internet or phone     to request the form to add it
              to sell up to $100,000.           to an existing account, call
                                                Signature Services.

                                              o Amounts of $1,000 or more will
                                                be wired on the next business
                                                day. A $4 fee will be deducted
                                                from your account.

                                              o Amounts of less than $1,000 may
                                                be sent by EFT or by check.
                                                Funds from EFT transactions are
                                                generally available by the
                                                second business day. Your bank
                                                may charge a fee for this
                                                service.

By exchange

[Clip Art]  o Accounts of any type.           o Obtain a current prospectus for
                                                the fund into which you are
            o Sales of any amount.              exchanging by Internet or by
                                                calling your financial
                                                representative or Signature
                                                Services.

                                              o Log on to www.jhfunds.com to
                                                process exchanges between your
                                                funds.

                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an
                                                exchange.

To sell shares through a systematic withdrawal plan, see
"Additional investor services."


34 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o     you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                        Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of individual, joint or UGMA/UTMA      o Letter of instruction.
accounts (custodial accounts for minors).
                                              o On the letter, the signatures
                                                of all persons authorized to
                                                sign for the account, exactly
                                                as the account is registered.

                                              o Signature guarantee if
                                                applicable (see above).

Owners of corporate, sole proprietorship,     o Letter of instruction.
general partner or association accounts.
                                              o Corporate business/organization
                                                resolution, certified within
                                                the past 12 months, or a John
                                                Hancock Funds business/
                                                organization certification
                                                form.

                                              o On the letter and the
                                                resolution, the signature of
                                                the person(s) authorized to
                                                sign for the account.

                                              o Signature guarantee if
                                                applicable (see above).

Owners or trustees of trust accounts.         o Letter of instruction.

                                              o On the letter, the signature(s)
                                                of the trustee(s).

                                              o Copy of the trust document
                                                certified within the past 12
                                                months or a John Hancock Funds
                                                trust certification form.

                                              o Signature guarantee if
                                                applicable (see above).

Joint tenancy shareholders with rights of     o Letter of instruction signed by
survivorship whose co-tenants are deceased.     surviving tenant.

                                              o Copy of death certificate.

                                              o Signature guarantee if
                                                applicable (see above).

Executors of shareholder estates.             o Letter of instruction signed by
                                                executor.

                                              o Copy of order appointing
                                                executor, certified within the
                                                past 12 months.

                                              o Signature guarantee if
                                                applicable (see above).

Administrators, conservators, guardians and   o Call 1-800-225-5291 for
other sellers or account types not listed       instructions.
above.

--------------------------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.
--------------------------------------------------------------------------------


                                                                 YOUR ACCOUNT 35

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The funds may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Foreign stock or other portfolio securities held by the funds may trade on U.S. holidays and weekends, even though the funds' shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. However, if the new fund's CDSC rate is higher, then the rate will increase. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally distribute most or all your account of their net earnings in the form of dividends. Any capital gains are distributed annually. Balanced and Sovereign Investors funds typically pay income dividends quarterly. All other funds declare and pay any income dividends annually.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and


36 YOUR ACCOUNT
capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your account application.

o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional, Roth and Education IRAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.


                                                                 YOUR ACCOUNT 37

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock equity funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the Balanced, Core Growth, Core Value, Focused Relative Value, Growth Trends, Large Cap Value, Mid Cap Growth, Multi Cap Growth and Small Cap Growth funds have the power to change these funds' respective investment goals without shareholder approval.

Management fees The management fees paid to the investment adviser by the John Hancock equity funds last fiscal year are as follows:

--------------------------------------------------------------------------------
Fund                                          % of net assets
--------------------------------------------------------------------------------

Balanced                                      0.60%
Core Equity                                   0.74%
Core Growth                                   0.71%
Core Value                                    0.48%
Growth Trends                                 0.90%
Large Cap Growth                              0.75%
Large Cap Value                               0.625%
Mid Cap Growth                                0.80%
Small Cap Growth                              0.74%
Small Cap Value                               0.70%
Sovereign Investors                           0.55%


                            -----------------------
                                  Shareholders
                            -----------------------

    Distribution and
  shareholder services

               ---------------------------------------------------
                          Financial services firms and
                             their representatives

                     Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
               ---------------------------------------------------

               ---------------------------------------------------
                              Principal distributor

                            John Hancock Funds, Inc.

                    Markets the funds and distributes shares
                   through selling brokers, financial planners
                      and other financial representatives.
               ---------------------------------------------------

               ---------------------------------------------------
                                 Transfer agent

                     John Hancock Signature Services, Inc.

                Handles shareholder services, including record-
               keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
               ---------------------------------------------------

                                                                     Asset
                                                                  Management

               ---------------------------------------------------
                                   Subadvisers

                          American Fund Advisors, Inc.
                                1415 Kellum Place
                              Garden City, NY 11530

                           Independence Investment LLC
                                 53 State Street
                                Boston, MA 02109

                                Mercury Advisors
                             800 Scudders Mill Road
                              Plainsboro, NJ 08536

                                Provide portfolio
                              management to certain
                                     funds.
               ---------------------------------------------------

               ---------------------------------------------------
                               Investment adviser

                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                        Manages the funds' business and
                             investment activities.
               ---------------------------------------------------

               ---------------------------------------------------
                                    Trustees

                         Oversee the funds' activities.
               ---------------------------------------------------


38 FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Balanced Fund

Figures audited by Ernst & Young LLP.

-------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                            12/96      12/97      12/98      12/99         12/00
-------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                              $11.75     $12.27     $13.33     $14.06        $14.05
Net investment income (loss)(1)                                     0.41       0.37       0.36       0.35          0.33
Net realized and unrealized gain (loss) on investments              0.99       2.14       1.47       0.18         (0.59)
Total from investment operations                                    1.40       2.51       1.83       0.53         (0.26)
Less distributions:
  Dividends from net investment income                             (0.41)     (0.37)     (0.36)     (0.36)        (0.33)
  Distributions in excess of net investment income                    --         --         --      (0.00)(3)        --
  Distributions from net realized gain on investments sold         (0.47)     (1.08)     (0.74)     (0.18)        (0.43)
  Total distributions                                              (0.88)     (1.45)     (1.10)     (0.54)        (0.76)
Net asset value, end of period                                    $12.27     $13.33     $14.06     $14.05        $13.03
Total investment return at net asset value(2) (%)                  12.13      20.79      14.01       3.89         (1.83)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      71,242     84,264     97,072    130,690       147,876
Ratio of expenses to average net assets (%)                         1.29       1.22       1.21       1.22          1.31
Ratio of net investment income (loss) to average net assets (%)     3.33       2.77       2.61       2.47          2.52
Portfolio turnover rate (%)                                           80        115         83         94            99

-------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                            12/96      12/97      12/98      12/99         12/00
-------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                              $11.74     $12.27     $13.33     $14.06        $14.05
Net investment income (loss)(1)                                     0.32       0.28       0.27       0.26          0.24
Net realized and unrealized gain (loss) on investments              1.01       2.14       1.46       0.17         (0.59)
Total from investment operations                                    1.33       2.42       1.73       0.43         (0.35)
Less distributions:
  Dividends from net investment income                             (0.33)     (0.28)     (0.26)     (0.26)        (0.24)
  Distributions in excess of net investment income                    --         --         --      (0.00)(3)        --
  Distributions from net realized gain on investments sold         (0.47)     (1.08)     (0.74)     (0.18)        (0.43)
  Total distributions                                              (0.80)     (1.36)     (1.00)     (0.44)        (0.67)
Net asset value, end of period                                    $12.27     $13.33     $14.06     $14.05        $13.03
Total investment return at net asset value(2) (%)                  11.46      19.96      13.23       3.16         (2.51)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      90,855    101,249    115,682    111,564        76,568
Ratio of expenses to average net assets (%)                         1.99       1.91       1.88       1.92          2.01
Ratio of net investment income (loss) to average net assets (%)     2.63       2.08       1.93       1.76          1.78
Portfolio turnover rate (%)                                           80        115         83         94            99


                                                                 FUND DETAILS 39

Balanced Fund continued

-------------------------------------------------------------------------------------------
Class C - period ended:                                               12/99(4)      12/00
-------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $14.60        $14.05
Net investment income (loss)(1)                                        0.19          0.24
Net realized and unrealized gain (loss) on investments                (0.37)        (0.59)
Total from investment operations                                      (0.18)        (0.35)
Less distributions:
  Dividends from net investment income                                (0.19)        (0.24)
  Distributions in excess of net investment income                    (0.00)(3)        --
  Distributions from net realized gain on investments sold            (0.18)        (0.43)
  Total from investment operations                                    (0.37)        (0.67)
Net asset value, end of period                                       $14.05        $13.03
Total investment return at net asset value(2) (%)                     (1.15)(5)     (2.51)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                            330         1,474
Ratio of expenses to average net assets (%)                            1.84(6)       2.01
Ratio of net investment income (loss) to average net assets (%)        1.88(6)       1.93
Portfolio turnover rate (%)                                              94            99

(1)   Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Less than $0.01 per share.
(4)   Class C shares began operations on May 1, 1999.
(5)   Not annualized.
(6)   Annualized.


40 FUND DETAILS

Core Equity Fund

Figures audited by PricewaterhouseCoopers LLP.

--------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                5/96      12/96(1)     12/97        12/98
--------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $14.41      $17.98      $19.42       $23.93
Net investment income (loss)(2)                                        0.20        0.13        0.10         0.05
Net realized and unrealized gain (loss) on investments                 3.88        1.72        5.55         6.81
Total from investment operations                                       4.08        1.85        5.65         6.86
Less distributions:
  Dividends from net investment income                                (0.22)      (0.14)      (0.04)          --
  Distributions from net realized gain on investments sold            (0.29)      (0.27)      (1.10)       (0.65)
  Distributions in excess of net realized gain on investments sold       --          --          --           --
  Total distributions                                                   (0.51)      (0.41)      (1.14)       (0.65)
Net asset value, end of period                                       $17.98      $19.42      $23.93       $30.14
Total investment return at net asset value(3) (%)                     29.12       10.33(4)    29.19        28.84
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         14,878      31,013      92,204      200,962
Ratio of expenses to average net assets (%)                            0.94        1.30(6)     1.42         1.39
Ratio of adjusted expenses to average net assets(7) (%)                1.59        1.73(6)     1.44           --
Ratio of net investment income (loss) to average net assets (%)        1.55        1.16(6)     0.45         0.17
Portfolio turnover rate (%)                                             157          35          62           50
Fee reduction per share(2) ($)                                         0.08        0.05          --(8)        --

--------------------------------------------------------------------------------------------
Class A - period ended:                                                12/99        12/00
--------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $30.14       $33.21
Net investment income (loss)(2)                                        (0.02)       (0.06)
Net realized and unrealized gain (loss) on investments                  3.72        (2.49)
Total from investment operations                                        3.70        (2.55)
Less distributions:
  Dividends from net investment income                                    --           --
  Distributions from net realized gain on investments sold             (0.63)       (0.42)
  Distributions in excess of net realized gain on investments sold        --        (0.37)
  Total distributions                                                    (0.63)       (0.79)
Net asset value, end of period                                        $33.21       $29.87
Total investment return at net asset value(3) (%)                      12.37        (7.75)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         393,792      372,995
Ratio of expenses to average net assets (%)                             1.37(7)      1.41
Ratio of adjusted expenses to average net assets(7) (%)                   --           --
Ratio of net investment income (loss) to average net assets (%)        (0.06)       (0.19)
Portfolio turnover rate (%)                                               98           82
Fee reduction per share(2) ($)                                            --           --

--------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                5/96(9)    12/96(1)    12/97        12/98
--------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $15.25      $17.96      $19.41       $23.80
Net investment income (loss)(2)                                        0.09        0.05       (0.06)       (0.14)
Net realized and unrealized gain (loss) on investments                 2.71        1.72        5.56         6.74
Total from investment operations                                       2.80        1.77        5.50         6.60
Less distributions:
  Dividends from net investment income                                (0.09)      (0.05)      (0.01)          --
  Distributions from net realized gain on investments sold               --       (0.27)      (1.10)       (0.65)
  Distributions in excess of net realized gain on investments sold       --          --          --           --
  Total distributions                                                 (0.09)      (0.32)      (1.11)       (0.65)
Net asset value, end of period                                       $17.96      $19.41      $23.80       $29.75
Total investment return at net asset value(3) (%)                     18.46(4)     9.83(4)    28.39        27.90
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         15,125      42,461     134,939      347,045
Ratio of expenses to average net assets (%)                            2.00(6)     2.00(6)     2.12         2.09
Ratio of adjusted expenses to average net assets(7) (%)                3.21(6)     2.43(6)     2.14           --
Ratio of net investment income (loss) to average net assets (%)        0.78(6)     0.45(6)    (0.25)       (0.53)
Portfolio turnover rate (%)                                             157          35          62           50
Fee reduction per share(2) ($)                                         0.13        0.05          --(8)        --

--------------------------------------------------------------------------------------------
Class B - period ended:                                                12/99        12/00
--------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                  $29.75       $32.54
Net investment income (loss)(2)                                        (0.24)       (0.27)
Net realized and unrealized gain (loss) on investments                  3.66        (2.42)
Total from investment operations                                        3.42        (2.69)
Less distributions:
  Dividends from net investment income                                    --           --
  Distributions from net realized gain on investments sold             (0.63)       (0.42)
  Distributions in excess of net realized gain on investments sold        --        (0.37)
  Total distributions                                                  (0.63)       (0.79)
Net asset value, end of period                                        $32.54       $29.06
Total investment return at net asset value(3) (%)                      11.59        (8.35)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         664,104      498,918
Ratio of expenses to average net assets (%)                             2.07(7)      2.07
Ratio of adjusted expenses to average net assets(7) (%)                   --           --
Ratio of net investment income (loss) to average net assets (%)        (0.77)       (0.86)
Portfolio turnover rate (%)                                               98           82
Fee reduction per share(2) ($)                                            --           --


                                                                 FUND DETAILS 41

Core Equity Fund continued

------------------------------------------------------------------------------------------------------------------
Class C -  period ended:                                                  12/98(9)        12/99            12/00
------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                     $27.81          $29.75           $32.54
Net investment income (loss)(2)                                           (0.09)          (0.25)           (0.28)
Net realized and unrealized gain (loss) on investments                     2.68            3.67            (2.42)
Total from investment operations                                           2.59            3.42            (2.70)
Less distributions:
  Distributions from net realized gain on investments sold                (0.65)          (0.63)           (0.42)
  Distributions in excess of net realized gain on investments sold           --              --            (0.37)
  Total Distributions                                                     (0.65)          (0.63)           (0.79)
Net asset value, end of period                                           $29.75          $32.54           $29.05
Total investment return at net asset value(3) (%)                          9.46(4)        11.59            (8.38)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                              6,901          29,859           31,714
Ratio of expenses to average net assets (%)                                2.12(6)         2.08(7)          2.11
Ratio of net investment income (loss) to average net assets (%)           (0.53)(6)       (0.80)           (0.89)
Portfolio turnover rate (%)                                                  50              98               82

(1) Effective December 31, 1996, the fiscal year end changed from May 31 to December 31.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8)   Less than $0.01 per share.
(9) Class B shares began operations on September 7, 1995. Class C shares began operations on May 1, 1998.

--------------------------------------------------------------------------------


The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for Class A for the periods or years ended May 31, 1996, December 31, 1996 and 1997 would have been 28.47%, 9.90% and 29.17%, respectively. For Class B, the returns would have been 17.25%, 9.40% and 28.37%, respectively.


42 FUND DETAILS

Core Growth Fund

Figures audited by Deloitte & Touche LLP.

----------------------------------------------------------------------------------------
Class A - period ended:                                              2/00(1)      2/01
----------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                               $18.14       $19.80
Net investment income (loss)(2)                                     (0.05)       (0.18)
Net realized and unrealized gain (loss) on investments               1.73        (4.95)
Total from investment operations                                     1.68        (5.13)
Less distributions:
  From net realized gain                                            (0.02)       (0.32)
Net asset value, end of period                                     $19.80       $14.35
Total return(3,4) (%)                                                9.25(5)    (26.26)
Ratios and supplemental data
Net assets, end of period (in millions) ($)                            21           40
Ratio of expenses to average net assets (%)                          1.25(6)      1.49
Ratio of adjusted expenses to average net assets(7,8) (%)            1.63(6)      1.58
Ratio of net investment income (loss) to average net assets (%)     (0.39)(6)    (0.91)
Portfolio turnover rate (%)                                            72          115

----------------------------------------------------------------------------------------
Class B - period ended:                                              2/00(1)      2/01
----------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                               $18.14       $19.73
Net investment income (loss)(2)                                     (0.13)       (0.31)
Net realized and unrealized gain (loss) on investments               1.74        (4.92)
Total from investment operations                                     1.61        (5.23)
Less distributions:
  From net realized gain                                            (0.02)       (0.32)
Net asset value, end of period                                     $19.73       $14.18
Total return(3,4) (%)                                                8.86(5)    (26.86)
Ratios and supplemental data
Net assets, end of period (in millions) ($)                            23           23
Ratio of expenses to average net assets (%)                          1.95(6)      2.19
Ratio of adjusted expenses to average net assets(7,8) (%)            2.33(6)      2.28
Ratio of net investment income (loss) to average net assets (%)     (1.09)(6)    (1.60)
Portfolio turnover rate (%)                                            72          115


                                                                 FUND DETAILS 43

Core Growth Fund continued

----------------------------------------------------------------------------------------
Class C - period ended:                                              2/00(1)      2/01
----------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                               $18.14       $19.73
Net investment income (loss)(2)                                     (0.13)       (0.31)
Net realized and unrealized gain (loss) on investments               1.74        (4.91)
Total from investment operations                                     1.61        (5.22)
Less distributions:
  From net realized gain                                            (0.02)       (0.32)
Net asset value, end of period                                     $19.73       $14.19
Total return(3,4) (%)                                                8.86(5)    (26.81)
Ratios and supplemental data
Net assets, end of period (in millions) ($)                           0.9            2
Ratio of expenses to average net assets (%)                          1.95(6)      2.19
Ratio of adjusted expenses to average net assets(7,8) (%)            2.33(6)      2.28
Ratio of net investment income (loss) to average net assets (%)     (1.09)(6)    (1.61)
Portfolio turnover rate (%)                                            72          115

(1)   Class A, Class B and Class C shares began operations on July 1, 1999.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) The total returns would have been lower had certain expenses not been reduced during the periods shown.
(5)   Not annualized.
(6)   Annualized.
(7) Does not take into consideration expense reductions during the periods shown.
(8) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the fund grow.

--------------------------------------------------------------------------------

The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for Class A for the periods or years ended February 29, 2000 and February 28, 2001 would have been 8.87% and (26.35%), respectively. For Class B, the returns would have been 8.48% and (26.95%), respectively, and for Class C would have been 8.48% and (26.90%), respectively.


44 FUND DETAILS

Core Value Fund

Figures audited by Deloitte & Touche LLP.

--------------------------------------------------------------------------------------------------------------------
Class A(1) - period ended:                                           2/97      2/98       2/99      2/00      2/01
--------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $9.47    $10.88     $13.93    $12.36    $10.70
Net investment income (loss)(2)                                      0.23      0.21       0.15      0.13      0.10
Net realized and unrealized gain (loss) on investments               1.77      3.33       1.23     (1.01)     2.04
Total from investment operations                                     2.00      3.54       1.38     (0.88)     2.14
Distributions to shareholders
  From net investment income                                        (0.19)    (0.13)     (0.18)    (0.08)    (0.10)
  From net realized gain                                            (0.40)    (0.36)     (2.77)    (0.70)    (0.03)
                                                                    (0.59)    (0.49)     (2.95)    (0.78)    (0.13)
Net asset value, end of period                                     $10.88    $13.93     $12.36    $10.70    $12.71
Total return(3,4) (%)                                               21.36     32.97       9.87     (8.08)    20.02
Ratios and supplemental data
Net assets, end of period (in millions) ($)                             1         8          7        12        11
Ratio of expenses to average net assets (%)                          0.95      0.95       0.95      0.95      1.30
Ratio of adjusted expenses to average net assets(5,6) (%)            6.39      1.90       1.88      1.89      1.62
Ratio of net investment income (loss) to average net assets (%)      2.26      1.60       1.03      1.09      0.79
Portfolio turnover rate (%)                                            66       119         61        76       131

----------------------------------------------------------------------------------------
Class B - period ended:                                              2/00(7)      2/01
----------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                               $13.35       $10.69
Net investment income (loss)(2)                                      0.02        (0.01)
Net realized and unrealized gain (loss) on investments              (2.56)        2.05
Total from investment operations                                    (2.54)        2.04
Distributions to shareholders
  From net investment income                                        (0.02)       (0.01)
  From net realized gain                                            (0.10)       (0.03)
  Total distributions                                               (0.12)       (0.04)
Net asset value, end of period                                     $10.69       $12.69
Total return(3,4) (%)                                              (19.19)(8)    19.02
Ratios and supplemental data
Net assets, end of period (in millions) ($)                             8           15
Ratio of expenses to average net assets (%)                          1.95(9)      2.09
Ratio of adjusted expenses to average net assets(5,6) (%)            2.59(9)      2.41
Ratio of net investment income (loss) to average net assets (%)      0.19(9)     (0.05)
Portfolio turnover rate (%)                                            76          131


                                                                 FUND DETAILS 45

Core Value Fund continued

----------------------------------------------------------------------------------------
Class C - period ended:                                              2/00(7)      2/01
----------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                               $13.35       $10.69
Net investment income (loss)(2)                                      0.02        (0.01)
Net realized and unrealized gain (loss) on investments              (2.56)        2.04
Total from investment operations                                    (2.54)        2.03
Distributions to shareholders
  From net investment income                                        (0.02)          --(10)
  From net realized gain                                            (0.10)       (0.03)
  Total distributions                                               (0.12)       (0.03)
Net asset value, end of period                                     $10.69       $12.69
Total return(3,4) (%)                                              (19.19)(8)    18.98
Ratios and supplemental data
Net assets, end of period (in millions) ($)                           0.2            2
Ratio of expenses to average net assets (%)                          1.95(9)      2.18
Ratio of adjusted expenses to average net assets(5,6) (%)            2.59(9)      2.50
Ratio of net investment income (loss) to average net assets (%)      0.21(9)     (0.16)
Portfolio turnover rate (%)                                            76          131

(1) Effective July 1, 1999, existing shares of the fund were designated Class A shares. The Fund, which had previously only been sold to institutional investors, also became available for sale to individual investors.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) The total returns would have been lower had certain expenses not been reduced during the periods shown.
(5) Does not take into consideration expense reductions during the periods shown.
(6) Adjusted expenses as a percentage of average net assets are expected to decrease as the net assets of the fund grow.
(7)   Class B, Class C and Class I shares began operations on July 1, 1999.
(8)   Not Annualized
(9)   Annualized.
(10)  Less than $0.01.

--------------------------------------------------------------------------------

The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for Class A for the periods or years ended February 28, 1997, 1998, 1999, February 29, 2000 and February 28, 2001 would have been 15.92%, 32.02%, 83.94%, (9.02%) and (19.70%), respectively. For
Class B, the returns for the periods or years ended February 29, 2000 and February 28, 2001 would have been (19.83%) and 18.70%, respectively, and for Class C would have been (19.83%) and 18.66%, respectively.


46 FUND DETAILS

Growth Trends Fund

Figures audited by PricewaterhouseCoopers LLP.

----------------------------------------------------------------------------------------------
Class A - period ended:                                                             10/00(1)
----------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                               $10.00
Net investment income (loss)(2)                                                      0.01
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions                                     (0.47)
Total from investment operations                                                    (0.46)
Net asset value, end of period                                                      $9.54
Total investment return at net asset value(3) (%)                                   (4.60)(4)
Total adjusted investment return at net asset value(3,5) (%)                        (4.61)(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                       86,011
Ratio of expenses to average net assets (%)(7)                                       1.65(6)
Ratio of adjusted expenses to average net assets (%)                                 1.75(6)
Ratio of net investment income (loss) to average net assets (%)                      0.57(6)
Ratio of adjusted net investment income (loss) to average net assets(7) (%)          0.47(6)
Portfolio turnover rate (%)                                                            11
Fee reduction per share(2) ($)                                                         --(8)

----------------------------------------------------------------------------------------------
Class B - period ended:                                                             10/00(1)
----------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                               $10.00
Net investment income (loss)(2)                                                        --(8)
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions                                     (0.46)
Total from investment operations                                                    (0.46)
Net asset value, end of period                                                      $9.54
Total investment return at net asset value(3) (%)                                   (4.60)(4)
Total adjusted investment return at net asset value(3,5) (%)                        (4.61)(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                      125,430
Ratio of expenses to average net assets (%)                                          2.34(6)
Ratio of adjusted expenses to average net assets(7) (%)                              2.44(6)
Ratio of net investment income (loss) to average net assets (%)                     (0.13)(6)
Ratio of adjusted net investment income (loss) to average net assets(7) (%)         (0.23)(6)
Portfolio turnover rate (%)                                                            11
Fee reduction per share(2) ($)                                                         --(8)


                                                                 FUND DETAILS 47

Growth Trends Fund continued

---------------------------------------------------------------------------------------------
Class C - period ended:                                                            10/00(1)
---------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                              $10.00
Net investment income (loss)(2)                                                       --(8)
Net realized and unrealized (loss) on investments and
  foreign currency transactions                                                    (0.46)
Total from investment operations                                                   (0.46)
Net asset value, end of period                                                     $9.54
Total investment return at net asset value(3) (%)                                  (4.60)(4)
Total adjusted investment return at net asset value(3,5) (%)                       (4.61)(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                      53,430
Ratio of expenses to average net assets (%)                                         2.34(6)
Ratio of adjusted expenses to average net assets(7) (%)                             2.44(6)
Ratio of net investment income (loss) to average net assets (%)                    (0.13)(6)
Ratio of adjusted net investment income (loss) to average net assets(7) (%)        (0.23)(6)
Portfolio turnover rate (%)                                                           11
Fee reduction per share(2) ($)                                                        --(8)

(1)   Class A, Class B and Class C shares began operations on September 22,
      2000.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8)   Less than $0.01 per share.


48 FUND DETAILS

Large Cap Growth Fund

Figures audited by Ernst & Young LLP.

-----------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                           12/95      10/96(1)    10/97        10/98      10/99      10/00
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                             $15.89     $19.51      $23.28       $24.37     $22.27     $25.04
Net investment income (loss)                                      (0.09)     (0.13)      (0.12)(2)    (0.11)     (0.17)     (0.23)
Net realized and unrealized gain (loss) on investments             4.40       3.90        3.49         2.17       5.65      (1.48)
Total from investment operations                                   4.31       3.77        3.37         2.06       5.48      (1.71)
Less distributions:
  Distributions from net realized gain on investments sold        (0.69)        --       (2.28)       (4.16)     (2.71)     (2.60)
Net asset value, end of period                                   $19.51     $23.28      $24.37       $22.27     $25.04     $20.73
Total investment return at net asset value(3) (%)                 27.17      19.32(4)    16.05         9.80      27.58      (8.15)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                    241,700    279,425     303,067      381,591    484,196    421,455
Ratio of expenses to average net assets (%)                        1.48       1.48        1.44         1.40       1.35       1.36
Ratio of net investment income (loss)
to average net assets (%)                                         (0.46)     (0.73)      (0.51)       (0.50)     (0.70)     (0.97)
Portfolio turnover rate (%)                                          68         59         133          153        183        162

-----------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                           12/95      10/96(1)    10/97        10/98      10/99      10/00
-----------------------------------------------------------------------------------------------------------------------------------

Per share operating performance
Net asset value, beginning of period                             $15.83     $19.25      $22.83       $23.70     $21.38     $23.74
Net investment income (loss)(2)                                   (0.26)     (0.26)      (0.27)       (0.25)     (0.31)     (0.37)
Net realized and unrealized gain (loss) on investments             4.37       3.84        3.42         2.09       5.38      (1.37)
Total from investment operations                                   4.11       3.58        3.15         1.84       5.07      (1.74)
Less distributions:
  Distributions from net realized gain on investments sold        (0.69)        --       (2.28)       (4.16)     (2.71)     (2.60)
Net asset value, end of period                                   $19.25     $22.83      $23.70       $21.38     $23.74     $19.40
Total investment return at net asset value(3) (%)                 26.01      18.60(4)    15.33         9.04      26.70      (8.79)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                     15,913     25,474      36,430      217,448    312,046    238,996
Ratio of expenses to average net assets (%)                        2.31       2.18        2.13         2.08       2.02       2.05
Ratio of net investment income (loss) to average net assets (%)   (1.39)     (1.42)      (1.20)       (1.16)     (1.37)     (1.66)
Portfolio turnover rate (%)                                          68         59         133          153        183        162

---------------------------------------------------------------------------------------------------
Class C -  period ended:                                            10/98(7)   10/99        10/00
---------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                               $21.43     $21.37       $23.73
Net investment income (loss)(2)                                     (0.10)     (0.31)       (0.37)
Net realized and unrealized gain (loss) on investments               0.04       5.38        (1.37)
Total from investment operations                                    (0.06       5.07        (1.74)
Less distributions:
  Distributions from net realized gain on investments sold             --      (2.71)       (2.60)
Net asset value, end of period                                     $21.37     $23.73       $19.39
Total investment return at net asset value(3) (%)                   (0.28)     26.72        (8.80)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                          152      1,457        3,325
Ratio of expenses to average net assets (%)                          2.10       2.05         2.06
Ratio of net investment income (loss) to average net assets (%)     (1.14)     (1.36)       (1.71)
Portfolio turnover rate (%)                                           153        183          162

(1) Effective October 31, 1996, the fiscal year end changed from December 31 to October 31.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5)   Annualized.
(6)   Excludes merger activity.
(7)   Class C shares began operations on June 1, 1998.


                                                                 FUND DETAILS 49

Large Cap Value Fund

Figures audited by Ernst & Young LLP.

------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                            8/95       8/96       12/96(1)     12/97
------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                             $11.42     $13.38      $15.07       $15.62
Net investment income (loss)(2)                                                    0.21       0.19        0.05         0.12
Net realized and unrealized gain (loss) on investments, financial futures
contracts and foreign currency transactions                                        1.95       1.84        2.15         5.57
Total from investment operations                                                   2.16       2.03        2.20         5.69
Less distributions:
  Distributions from net investment income                                        (0.20)     (0.19)      (0.08)       (0.07)
  Distributions from net realized gain on investments sold                           --      (0.15)      (1.57)       (1.92)
  Total distributions                                                             (0.20)     (0.34)      (1.65)       (1.99)
Net asset value, end of  period                                                  $13.38     $15.07      $15.62       $19.32
Total investment return at net asset value(4) (%)                                 19.22      15.33       14.53(5)     36.71
Total adjusted investment return at net asset value(4,6) (%) --                                 --          --           --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                    130,183    139,548     163,154      303,313
Ratio of expenses to average net assets (%)                                        1.30       1.17        1.22(7)      1.12
Ratio of net investment income (loss) to average net assets (%)                    1.82       1.28        0.85(7)      0.65
Portfolio turnover rate (%)                                                          99         74          26          102(9)

----------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                              12/98        12/99        12/00
----------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                $19.32       $21.26       $27.02
Net investment income (loss)(2)                                                       0.16         0.09(3)     (0.10)
Net realized and unrealized gain (loss) on investments, financial futures
contracts and foreign currency transactions                                           2.85         7.80         0.07
Total from investment operations                                                      3.01         7.89        (0.03)
Less distributions:
  Distributions from net investment income                                           (0.14)          --           --
  Distributions from net realized gain on investments sold                           (0.93)       (2.13)       (6.06)
  Total distributions                                                                (1.07)       (2.13)       (6.06)
Net asset value, end of  period                                                     $21.26       $27.02       $20.93
Total investment return at net asset value(4) (%)                                    15.94        37.89        (2.93)
Total adjusted investment return at net asset value(4,6) (%) --                      15.92           --           --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                       421,218      604,214      773,548
Ratio of expenses to average net assets (%)                                           1.16(8)      1.17         1.14
Ratio of net investment income (loss) to average net assets (%)                       0.79(8)      0.40        (0.39)
Portfolio turnover rate (%)                                                             64          113          112

------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                            8/95       8/96       12/96(1)     12/97
------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                             $11.44     $13.41      $15.10       $15.66
Net investment income (loss)(2)                                                    0.13       0.08        0.01        (0.02)
Net realized and unrealized gain (loss) on
investments, financial futures contracts and
foreign currency transactions                                                      1.96       1.85        2.14         5.60
Total from investment operations                                                   2.09       1.93        2.15         5.58
Less distributions:
  Distributions from net investment income                                        (0.12)     (0.09)      (0.02)       (0.01)
  Distributions from net realized gain on investments sold                           --      (0.15)      (1.57)       (1.92)
  Total distributions                                                             (0.12)     (0.24)      (1.59)       (1.93)
Net asset value, end of period                                                   $13.41     $15.10      $15.66       $19.31
Total investment return at net asset value(4) (%)                                 18.41      14.49       14.15(5)     35.80
Total adjusted investment return at net asset value(4,6) (%)                         --         --          --           --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                    114,723    125,781     146,399      340,334
Ratio of expenses to average net assets (%)                                        2.03       1.90        1.98(7)      1.87
Ratio of net investment income (loss) to average net assets (%)                    1.09       0.55        0.10(7)     (0.10)
Portfolio turnover rate (%)                                                          99         74          26          102(9)

----------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                              12/98        12/99        12/00
----------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                $19.31       $21.20       $26.79
Net investment income (loss)(2)                                                       0.01        (0.07)       (0.30)
Net realized and unrealized gain (loss) on
investments, financial futures contracts and
foreign currency transactions                                                         2.84         7.75         0.09
Total from investment operations                                                      2.85         7.68        (0.21)
Less distributions:
  Distributions from net investment income                                           (0.03)          --           --
  Distributions from net realized gain on investments sold                           (0.93)       (2.09)       (6.06)
  Total distributions                                                                (0.96)       (2.09)       (6.06)
Net asset value, end of period                                                      $21.20       $26.79       $20.52
Total investment return at net asset value(4) (%)                                    15.05        36.95        (3.64)
Total adjusted investment return at net asset value(4,6) (%)                         15.03           --           --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                       547,945      768,322      791,157
Ratio of expenses to average net assets (%)                                           1.91(8)      1.88         1.89
Ratio of net investment income (loss) to average net assets (%)                       0.05(8)     (0.31)       (1.13)
Portfolio turnover rate (%)                                                             64          113          112


50 FUND DETAILS

------------------------------------------------------------------------------------------------------------------------
Class C - period ended:                                                          12/98(10)         12/99         12/00
------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                            $22.03            $21.20        $26.79
Net investment income (loss)(2)                                                   0.03             (0.09)        (0.29)
Net realized and unrealized gain (loss) on investments, financial futures
contracts and foreign currency transactions                                       0.09              7.77          0.08
Total from investment operations                                                  0.12              7.68         (0.21)
Less distributions:
  Distributions from net investment income                                       (0.02)               --            --
  Distributions from net realized gain on investments sold                       (0.93)            (2.09)        (6.06)
  Total distributions                                                            (0.95)            (2.09)        (6.06)
Net asset value, end of period                                                  $21.20            $26.79        $20.52
Total investment return at net asset value(4) (%)                                 0.83(5)          36.94         (3.64)
Total adjusted investment return at net asset value(4,6) (%)                      0.82(5)             --            --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                     4,711            12,674        65,609
Ratio of expenses to average net assets (%)                                       1.92(7,8)         1.92          1.89
Ratio of net investment income (loss) to average net assets (%)                   0.28(7,8)        (0.40)        (1.14)
Portfolio turnover rate (%)                                                         64               113           112

(1) Effective December 31, 1996, the fiscal year end changed from August 31 to December 31.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Class A has net investment income, because of its relatively lower class expenses as compared to other share classes.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)   Not annualized.
(6) An estimated total return calculation which does not take into consideration fee reductions by the adviser during the periods shown.
(7)   Annualized.
(8) Reflects voluntary management fee reduction in effect during the year ended December 31, 1998. As a result of such fee reductions, expenses of Class A, Class B and Class C shares of the fund reflect reductions of less than $0.01 per share. Absent such reductions, the ratio of expenses to average net assets would have been 1.18%, 1.93% and 1.94% for Class A, Class B and Class C shares, respectively, and the ratio of net investment income to average net assets would have been 0.77%, 0.03% and 0.26% for Class A, Class B and Class C shares, respectively.
(9)   Portfolio turnover rate excludes merger activity.
(10)  Class C shares began operations on May 1, 1998.


                                                                 FUND DETAILS 51

Mid Cap Growth Fund

Figures audited by PricewaterhouseCoopers LLP.

------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                 10/96         10/97      10/98      10/99      10/00
------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                    $9.32        $10.92     $11.40      $9.11     $12.85
Net investment income (loss)(1)                                         (0.11)        (0.06)     (0.09)     (0.12)     (0.17)
Net realized and unrealized gain (loss) on investments                   3.34          1.00      (0.89)      3.86       4.23
Total from investment operations                                         3.23          0.94      (0.98)      3.74       4.06
Less distributions:
  Distributions from net realized gain on investments sold              (1.63)        (0.46)     (1.31)        --      (0.88)
Net asset value, end of period                                         $10.92        $11.40      $9.11     $12.85     $16.03
Total investment return at net asset value(2) (%)                       36.15          8.79      (9.40)     41.05      33.26
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                          156,578       141,997    101,138    112,082    176,352
Ratio of expenses to average net assets (%)                              1.59          1.59       1.59       1.60       1.46
Ratio of net investment income (loss) to average net assets (%)         (1.00)        (0.57)     (0.86)     (1.14)     (1.08)
Portfolio turnover rate (%)                                               240           317        168        153        146

------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                 10/96         10/97      10/98      10/99      10/00
------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                    $9.19        $10.67     $11.03      $8.72     $12.22
Net investment income (loss)(1)                                         (0.18)        (0.13)     (0.15)     (0.18)     (0.27)
Net realized and unrealized gain (loss) on investments                   3.29          0.95      (0.85)      3.68       4.01
Total from investment operations                                         3.11          0.82      (1.00)      3.50       3.74
Less distributions:
  Distributions from net realized gain on investments sold              (1.63)        (0.46)     (1.31)        --      (0.88)
Net asset value, end of period                                         $10.67        $11.03      $8.72     $12.22     $15.08
Total investment return at net asset value(2) (%)                       35.34          7.84      (9.97)     40.14      32.30
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                          238,901       204,812    134,188    145,816    240,763
Ratio of expenses to average net assets (%)                              2.29          2.28       2.27       2.23       2.16
Ratio of net investment income (loss) to average net assets (%)         (1.70)        (1.25)     (1.54)     (1.77)     (1.78)
Portfolio turnover rate (%)                                               240           317        168        153        146

--------------------------------------------------------------------------------------------------------
Class C - period ended:                                                 10/98(3)      10/99      10/00
--------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                    $9.99         $8.72     $12.21
Net investment income (loss)(1)                                         (0.06)        (0.19)     (0.27)
Net realized and unrealized gain (loss) on investments                  (1.21)         3.68       4.01
Total from investment operations                                        (1.27)         3.49       3.74
Less distributions:
  Distributions from net realized gain on investments sold                 --            --      (0.88)
Net asset value, end of period                                          $8.72        $12.21     $15.07
Total investment return at net asset value(2) (%)                      (12.71)(4)     40.02      32.32
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                              100           276      5,208
Ratio of expenses to average net assets (%)                              2.29(5)       2.30       2.16
Ratio of net investment income (loss) to average net assets (%)         (1.66)(5)     (1.82)     (1.80)
Portfolio turnover rate (%)                                               168           153        146

(1)   Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Class C shares began operations on June 1, 1998.
(4)   Not annualized.
(5)   Annualized.


52 FUND DETAILS

Small Cap Growth Fund

Figures audited by Ernst & Young LLP.

--------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                              10/96(1)       10/97(1)    10/98(1)   10/99        10/00
--------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $9.02         $10.22      $12.35      $8.41       $12.65
Net investment income (loss)(2)                                      (0.09)         (0.07)      (0.08)     (0.12)       (0.14)
Net realized and unrealized gain (loss) on investments                1.29           2.41       (1.34)      4.59         2.70
Total from investment operations                                      1.20           2.34       (1.42)      4.47         2.56
Less distributions:
  Distributions from net realized gain on investments sold              --          (0.21)      (2.52)     (0.23)       (1.51)
Net asset value, end of period                                      $10.22         $12.35       $8.41     $12.65       $13.70
Total investment return at net asset value(3) (%)                    13.27          23.35      (14.14)     54.41        21.69
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                       218,497        209,384     179,700    266,886    1,000,218
Ratio of expenses to average net assets (%)                           1.32           1.29        1.37       1.34         1.28
Ratio of net investment income (loss) to average net assets (%)      (0.86)         (0.57)      (1.02)     (1.17)       (0.88)
Portfolio turnover rate (%)                                             44             96         103        104          104(7)

--------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                              10/96(1)       10/97(1)    10/98(1)   10/99        10/00
--------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $8.70          $9.78      $11.72      $7.81       $11.64
Net investment income (loss)(2)                                      (0.15)         (0.14)      (0.15)     (0.18)       (0.23)
Net realized and unrealized gain (loss) on investments                1.23           2.29       (1.24)      4.24         2.48
Total from investment operations                                      1.08           2.15       (1.39)      4.06         2.25
Less distributions:
  Distributions from net realized gain on investments sold              --          (0.21)      (2.52)     (0.23)       (1.51)
Net asset value, end of period                                       $9.78         $11.72       $7.81     $11.64       $12.38
Total investment return at net asset value(3) (%)                    12.48          22.44      (14.80)     53.31        20.79
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                       451,268        472,594     361,992    478,468      948,701
Ratio of expenses to average net assets (%)                           2.05           2.02        2.08       2.03         2.03
Ratio of net investment income (loss) to average net assets (%)      (1.59)         (1.30)      (1.73)     (1.87)       (1.62)
Portfolio turnover rate (%)                                             44             96         103        104          104(7)

-------------------------------------------------------------------------------------------------------
Class C - period ended:                                              10/98(4)       10/99       10/00
-------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $8.96          $7.81      $11.62
Net investment income (loss)(2)                                      (0.03)         (0.19)      (0.22)
Net realized and unrealized gain (loss) on investments               (1.12)          4.23        2.47
Total from investment operations                                     (1.15)          4.04        2.25
Less distributions:
  Distributions from net realized gain on investments sold              --          (0.23)      (1.51)
Net asset value, end of period                                       $7.81         $11.62      $12.36
Total investment return at net asset value(3) (%)                   (12.83)(5)      53.05       20.83
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                           468          3,866      32,832
Ratio of expenses to average net assets (%)                           2.12(6)        2.09        2.02
Ratio of net investment income (loss) to average net assets (%)      (1.86)(6)      (1.94)      (1.62)
Portfolio turnover rate (%)                                            103            104         104(7)

(1) All per share amounts and net asset values have been restated to reflect the four-for-one stock split effective May 1, 1998.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Class C shares began operations on June 1, 1998.
(5)   Not annualized.
(6)   Annualized.
(7)   Portfolio turnover rate excludes merger activity.


                                                                 FUND DETAILS 53

Small Cap Value Fund

Figures audited by Ernst & Young LLP.

--------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                            12/95     12/96     12/97     10/98(1)     10/99      10/00
--------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                               $8.99    $10.39    $10.32    $12.27       $10.82     $17.27
Net investment income (loss)(2)                                     0.21      0.14      0.06      0.02        (0.09)     (0.18)
Net realized and unrealized gain (loss) on investments              1.60      1.17      2.52     (1.47)        6.67       6.35
Total from investment operations                                    1.81      1.31      2.58     (1.45)        6.58       6.17
Less distributions:
  Dividends from net investment income                             (0.20)    (0.14)    (0.03)       --           --         --
  Distributions from net realized gain on investments sold         (0.21)    (1.24)    (0.60)       --        (0.13)     (1.37)
  Total distributions                                              (0.41)    (1.38)    (0.63)       --        (0.13)     (1.37)
Net asset value, end of period                                    $10.39    $10.32    $12.27    $10.82       $17.27     $22.07
Total investment return at net asset value(3) (%)                  20.26     12.91     25.25    (11.82)(4)    61.39      37.75
Total adjusted investment return at net asset value(3,5) (%)       19.39     12.20     24.65    (12.33)(4)    61.24         --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      12,845    15,853    20,961    22,528       51,746    276,104
Ratio of expenses to average net assets (%)                         0.98      0.99      0.99      1.01(6)      1.39       1.36
Ratio of adjusted expenses to average net assets(7) (%)             1.85      1.70      1.59      1.62(6)      1.54         --
Ratio of net investment income (loss) to average net assets (%)     2.04      1.31      0.47      0.25(6)     (0.67)     (0.77)
Ratio of adjusted net investment income (loss) to average net
assets(7) (%)                                                       1.17      0.60     (0.13)    (0.36)(6)    (0.82)        --
Portfolio turnover rate (%)                                            9        72       140        69          140         36
Fee reduction per share(2) ($)                                      0.09      0.08      0.07      0.06         0.02         --

--------------------------------------------------------------------------------------------------------------------------------
Class B -  period ended:                                           12/95     12/96     12/97     10/98(1)     10/99      10/00
--------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                               $9.00    $10.38    $10.31    $12.21       $10.71     $16.98
Net investment income (loss)(2)                                     0.12      0.07     (0.03)    (0.04)       (0.18)     (0.31)
Net realized and unrealized gain (loss) on investments              1.59      1.17      2.53     (1.46)        6.58       6.21
Total from investment operations                                    1.71      1.24      2.50     (1.50)        6.40       5.90
Less distributions:
  Dividends from net investment income                             (0.12)    (0.07)       --        --           --         --
  Distributions from net realized gain on investments sold         (0.21)    (1.24)    (0.60)       --        (0.13)     (1.37)
  Total distributions                                              (0.33)    (1.31)    (0.60)       --        (0.13)     (1.37)
Net asset value, end of period                                    $10.38    $10.31    $12.21    $10.71       $16.98     $21.51
Total investment return at net asset value(3) (%)                  19.11     12.14     24.41    (12.29)(4)    60.33      36.73
Total adjusted investment return at net asset value(3,5) (%)       18.24     11.43     23.81    (12.80)(4)    60.18         --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      16,994    22,097    35,033    30,637       75,103    249,040
Ratio of expenses to average net assets (%)                         1.73      1.69      1.69      1.71(6)      2.06       2.06
Ratio of adjusted expenses to average net assets(7) (%)             2.60      2.40      2.29      2.32(6)      2.21         --
Ratio of net investment income (loss) to average net assets (%)     1.21      0.62     (0.24)    (0.45)(6)    (1.34)     (1.38)
Ratio of adjusted net investment income (loss) to average net
assets(7) (%)                                                       0.34     (0.09)    (0.84)    (1.06)(6)    (1.49)        --
Portfolio turnover rate (%)                                            9        72       140        69          140         36
Fee reduction per share(2) ($)                                      0.09      0.08      0.07      0.06         0.02         --


54 FUND DETAILS

-------------------------------------------------------------------------------------------------------------------------
Class C -  period ended:                                                           10/98(8)         10/99         10/00
-------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                              $13.39           $10.71        $16.97
Net investment income (loss)(2)                                                    (0.03)           (0.19)        (0.34)
Net realized and unrealized gain (loss) on investments                             (2.65)            6.58          6.25
Total from investment operations                                                   (2.68)            6.39          5.91
Less distributions:
  Distributions from net realized gain on investments sold                            --            (0.13)        (1.37)
Net asset value, end of period                                                    $10.71           $16.97        $21.51
Total investment return at net asset value(3) (%)                                 (20.01)(4)        60.24         36.82
Total adjusted investment return at net asset value(3,5) (%)                      (20.32)(4)        60.09            --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                        $422           $3,774       $49,003
Ratio of expenses to average net assets (%)                                         1.71(6)          2.09          2.07
Ratio of adjusted expenses to average net assets(7) (%)                             2.32(6)          2.25            --
Ratio of net investment income (loss) to average net assets (%)                    (0.54)(6)        (1.43)        (1.50)
Ratio of adjusted net investment income (loss) to average net assets(7) (%)        (1.15)(6)        (1.58)           --
Portfolio turnover rate (%)                                                           69              140            36
Fee reduction per share(2) ($)                                                      0.04             0.02            --

(1) Effective October 31, 1998, the fiscal year end changed from December 31 to October 31.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8)   Class C shares began operations on May 1, 1998.


                                                                 FUND DETAILS 55

Sovereign Investors Fund

Figures audited by Ernst & Young LLP.

---------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                               12/96        12/97        12/98        12/99        12/00
---------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $17.87       $19.48       $22.41       $24.23       $24.51
Net investment income (loss)(1)                                        0.36         0.32         0.31         0.30         0.33
Net realized and unrealized gain (loss) on investments                 2.77         5.31         3.11         1.11         0.61
Total from investment operations                                       3.13         5.63         3.42         1.41         0.94
Less distributions:
  Dividends from net investment income                                (0.36)       (0.32)       (0.31)       (0.35)       (0.33)
  Distributions from net realized gain on investments sold            (1.16)       (2.38)       (1.29)       (0.78)       (1.77)
  Total distributions                                                 (1.52)       (2.70)       (1.60)       (1.13)       (2.10)
Net asset value, end of period                                       $19.48       $22.41       $24.23       $24.51       $23.35
Total investment return at net asset value(2) (%)                     17.57        29.14        15.62         5.91         4.10
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      1,429,523    1,748,490    1,884,460    1,787,615    1,445,557
Ratio of expenses to average net assets (%)                            1.13         1.06         1.03         1.05         1.08
Ratio of net investment income (loss) to average net assets (%)        1.86         1.44         1.33         1.21         1.44
Portfolio turnover rate (%)                                              59           62           51           64           46

---------------------------------------------------------------------------------------------------------------------------------
Class B -  period ended:                                              12/96        12/97        12/98        12/99        12/00
---------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $17.86       $19.46       $22.38       $24.20       $24.48
Net investment income (loss)(1)                                        0.21         0.16         0.14         0.13         0.17
Net realized and unrealized gain (loss) on investments                 2.77         5.29         3.11         1.11         0.60
Total from investment operations                                       2.98         5.45         3.25         1.24         0.77
Less distributions:
  Dividends from net investment income                                (0.22)       (0.15)       (0.14)       (0.18)       (0.17)
  Distributions from net realized gain on investments sold            (1.16)       (2.38)       (1.29)       (0.78)       (1.77)
  Total distributions                                                 (1.38)       (2.53)       (1.43)       (0.96)       (1.94)
Net asset value, end of period                                       $19.46       $22.38       $24.20       $24.48       $23.31
Total investment return at net asset value(2) (%)                     16.67        28.14        14.79         5.20         3.32
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                        406,523      610,976      790,277      819,537      663,166
Ratio of expenses to average net assets (%)                            1.91         1.83         1.79         1.73         1.78
Ratio of net investment income (loss) to average net assets (%)        1.10         0.67         0.58         0.54         0.75
Portfolio turnover rate (%)                                              59           62           51           64           46

----------------------------------------------------------------------------------------------------------------------
Class C -  period ended:                                                  12/98(3)            12/99            12/00
----------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                     $24.43              $24.22           $24.50
Net investment income (loss)(1)                                            0.13                0.13             0.18
Net realized and unrealized gain (loss) on investments                     1.07                1.10             0.59
Total from investment operations                                           1.20                1.23             0.77
Less distributions:
  Distributions from net investment income                                (0.12)              (0.17)           (0.17)
  Distributions from net realized gain on investments sold                (1.29)              (0.78)           (1.77)
  Total distributions                                                     (1.41)              (0.95)           (1.94)
Net asset value, end of period                                           $24.22              $24.50           $23.33
Total investment return at net asset value(2) (%)                          5.18(4)             5.17             3.32
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                              4,627              10,591           12,141
Ratio of expenses to average net assets (%)                                1.67(5)             1.75             1.79
Ratio of net investment income to average net assets (%)                   0.84(5)             0.51             0.76
Portfolio turnover rate (%)                                                  51                  64               46

(1)   Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Class C shares began operations on May 1, 1998.
(4)   Not annualized.
(5)   Annualized.


56 FUND DETAILS

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock equity funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-544-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request:
publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

[LOGO](R)

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans
Insurance Services

(C)2001 JOHN HANCOCK FUNDS, INC.                                     EQTPN  7/01

                         JOHN HANCOCK GROWTH TRENDS FUND

                       Class A, Class B and Class C Shares
                       Statement of Additional Information


                                  July 2, 2001


This Statement of Additional Information provides information about John Hancock Growth Trends Fund (the "Fund"), in addition to the information that is contained in the Fund's current Prospectus (the "Prospectus"). The Fund is a diversified series of John Hancock Equity Trust (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston, MA 02217-1000
                                1-(800)-225-5291

                                TABLE OF CONTENTS
                                                                            Page


Organization of the Fund ...............................................      2
Investment Objective and Policies ......................................      2
Investment Restrictions ................................................     15
Those Responsible for Management .......................................     17
Investment Advisory and Other Services .................................     22
Distribution Contracts .................................................     24
Sales Compensation .....................................................     26
Net Asset Value ........................................................     29
Initial Sales Charge on Class A and Class C Shares .....................     29
Deferred Sales Charge on Class B and Class C Shares ....................     32
Special Redemptions ....................................................     36
Additional Services and Programs .......................................     36
Purchases and Recemptions Through Third Parties ........................     38
Description of the Fund's Shares .......................................     38
Tax Status .............................................................     40
Calculation of Performance .............................................     45
Brokerage Allocation ...................................................     47
Transfer Agent Services ................................................     49
Custody of Portfolio ...................................................     49
Independent Accountants ................................................     49
Further Details ........................................................     50
Appendix A - Description of Investment Ratings .........................    A-1
Financial Statements ...................................................    F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. Prior to August 28, 2000, the Trust was named John Hancock Special Equities Fund.

John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862 with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.

The Fund has two sub-advisers: American Fund Advisors, Inc. and Fund Asset Management, L.P. d/b/a Mercury Advisors ("AFA" and "Mercury," respectively).

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risk. The investment objective of the Fund is not fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The investment objective of the Fund is to seek long-term growth of capital. The Fund will invest in a number of industry groups without concentration in any particular industry. The Fund's investments will be subject to the market fluctuation and risks inherent in all securities.

The Fund will normally invest approximately 1/3 of its total assets in equity securities of financial services companies, 1/3 of its total assets in equity securities of healthcare companies and 1/3 of its total assets in equity securities of technology companies. Annually the Adviser will reallocate assets among three sectors to achieve an approximate weighting of 1/3 of total assets in each sector. In addition, cash inflows into the Fund will be allocated daily with a 1/3 allocation to each sector. Equity securities include common and preferred stocks and their equivalents (including rights and warrants to purchase and securities convertible into such stocks). Because the Fund focuses on only 3 economic sectors the Fund may be subject to greater market volatility than a fund that does not concentrate in particular economic sectors or industries. Thus, it is recommended that an investment in the Fund be only a portion of your overall investment portfolio.

For temporary defensive purposes or to meet redemptions, the Fund may hold cash or invest in US government fixed income securities. Therefore, these investments will be outside of the financial services, healthcare and technology sectors and will be held in those proportions considered by the Adviser, AFA and Mercury to be best considering prevailing economic and market conditions. These investments may prevent the fund from achieving its investment objective.

The Financial Services Sector. A financial services company is a firm that in its most recent fiscal year either (i) derived at least 50% of its revenues or earnings from financial services activities, or (ii) devoted at least 50% of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; financial holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line, property and casualty, and life insurance companies and insurance holding companies.

The Fund's management team invests in financial services companies that are currently undervalued, appear to be positioned for a merger, or are in a position to benefit from regulatory changes. The team believes that the Gramm-Leach-Bliley Act, which allows banks to acquire investment and insurance firms, should reinforce the ongoing pattern of consolidation in the banking and investment sectors.

To the extent prohibited by the Investment Company Act of 1940, the Fund may not purchase securities of the Fund's Adviser or its affiliates (such as John Hancock Financial Services, Inc.) or any Subadviser or its affiliates (such as Merrill Lynch & Co., Inc.).

Risks of the Financial Services Sector. Since 1/3 of the Fund's investments will be concentrated in the financial services sector, it will be subject to risks in addition to those that apply to the general equity markets. Events may occur which significantly affect the sector as a whole or a particular segment in which the Fund invests.

In addition, most financial services companies are subject to extensive governmental regulation which limits their activities and may (as with insurance rate regulation) affect the ability to earn a profit from a given line of business. Certain financial services businesses are subject to intense competitive pressures, including market share and price competition. The removal of regulatory barriers to participation in certain segments of the financial services sector may also increase competitive pressures on different types of firms. For example, recent legislation removing traditional barriers between banking and investment banking activities will allow large commercial banks to compete for business that previously was the exclusive domain of securities firms. Similarly, the removal of regional barriers in the banking industry has intensified competition within the industry. The availability and cost of funds to financial services firms is crucial to their profitability. Consequently, volatile interest rates and general economic conditions can adversely affect their financial performance.

Financial services companies in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency movements. In some cases, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.

The Adviser believes that the ongoing deregulation of many segments of the financial services sector continues to provide new opportunities for issuers in this sector. As deregulation of various financial services businesses continues and new segments of the financial services sector are opened to certain larger financial services firms formerly prohibited from doing business in these segments, (such as national and money center banks) certain established companies in these market segments (such as regional banks or securities firms) may become attractive acquisition candidates for the larger firm seeking entrance into the segment. Typically, acquisitions accelerate the capital appreciation of the shares of the company to be acquired.

In addition, financial services companies in growth segments (such as securities firms during times of stock market expansion) or geographically linked to areas experiencing strong economic growth (such as certain regional banks) are likely to participate in and benefit from such growth through increased demand for their products and services. Many financial services companies which are actively and aggressively managed and are expanding services as deregulation opens up new opportunities also show potential for capital appreciation, particularly in expanding into areas where nonregulatory barriers to entry are low.

The Adviser will seek to invest in those financial services companies that it believes are well positioned to take advantage of the ongoing changes in the financial services sector. A financial services company may be well positioned for a number of reasons. It may be an attractive acquisition for another company wishing to strengthen its presence in a line of business or a geographic region or to expand into new lines of business or geographic regions, or it may be planning a merger to strengthen its position in a line of business or a geographic area. The financial services company may be engaged in a line or lines of business experiencing or likely to experience strong economic growth; it may be linked to a geographic region experiencing or likely to experience strong economic growth and be actively seeking to participate in such growth; or it may be expanding into financial services or geographic regions previously unavailable to it (due to an easing of regulatory constraints) in order to take advantage of new market opportunities.

The Healthcare Sector. A healthcare company is a company that derives a substantial portion (i.e. more than 50%) of their sales from products and services in healthcare. These companies may be in a variety of industries within the general healthcare sector including:

      o     Pharmaceutical companies of various types
      o Companies that design, manufacture, sell or supply medical, dental and optical products, hardware or services
      o Companies involved in biotechnology, medical, diagnostic and biochemical research and development
      o Companies involved in the ownership and/or operation of healthcare facilities

While the management team seeks investments with a healthcare orientation, it has flexibility with respect to investing in specific industries within the general healthcare sector. In addition, Mercury may, in order to maximize opportunity and attempt to reduce risk, invest in companies in various stages of development including companies with small market capitalizations and venture capital investments in development stage companies.

Risks of the Healthcare Sector. The third of the Fund's investments concentrated in the healthcare sector subject the Fund to the particular risks associated with that sector. This makes the Fund more vulnerable to price changes of healthcare company securities and factors that affect the healthcare sector than a fund that invests across a more broad diversity of economic sectors. Healthcare companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many healthcare companies are also subject to significant government regulation and may be affected by changes in governmental policies. A number of legislative proposals concerning healthcare have been introduced or considered by the U.S. Congress in recent years. These span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid healthcare plans. The Fund cannot predict whether any of these proposals will be enacted or what effect it may have. Some of the companies in which the

Fund invests may be in early stages of development. These companies are more likely than more developed companies to lose substantial value if they experience problems developing their products or if there are changes in their management.

The Technology Sector. Technology companies are companies that rely extensively on technology in their product development or operations. These companies are in fields such as: computer software, hardware and Internet services; telecommunications; electronics; data management and storage.

Investments in U.S. and foreign companies that rely extensively on technology in product development or operations may be expected to benefit from scientific developments and the application of technical advances resulting from improving technology in many different fields, such as computer software and hardware (including internet-related technology), semiconductors, telecommunications, defense and commercial electronics, data storage and retrieval, biotechnology and others. Generally, investments will be made in securities of a company that relies extensively on technology in product development or operations only if a significant part of its assets are invested in, or a significant part of its total revenue or net income is derived from, technology.

Risks of Technology-Intensive Companies. Since 1/3 of the Fund's investments are concentrated in the technology sector, it will be subject to risks in addition to those that apply to the general equity markets. Securities prices of the companies in which the Fund invests have tended to be subject to greater volatility than securities prices in many other industries, due to particular factors affecting these industries. Competitive pressures may also have a significant effect on the financial condition of technology-intensive companies. For example, if the development of new technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, the companies could become increasingly sensitive to short product cycles and aggressive pricing. Accordingly, the Fund's performance will be particularly susceptible to factors affecting these companies as well as the economy as a whole.

Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity. Ownership of common stock usually carries with it the right to vote and, frequently, an exclusive right to do so. Common stocks have the potential to outperform fixed-income securities over the long term. Common stocks provide the most potential for growth, yet are the more volatile of the two asset classes.

Preferred stocks. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

Investment in Foreign Securities. The Fund may invest in the securities of foreign issuers in the form of sponsored and unsponsored American Depository Receipts ("ADRs"), U.S. dollar-denominated securities of foreign issuers traded on U.S. exchanges and foreign securities traded in foreign and local markets on foreign exchanges.

ADRs (sponsored and unsponsored) are receipts, typically issued by U.S. banks, which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on a U.S. stock exchange or in the over-the-counter market. An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United

States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

Foreign Currency Transactions. The Fund's foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser and Sub-Advisers.

If the Fund purchases a forward contract or sells a forward contract for non-hedging purposes, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price, plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, lack of access to income during this period, and the expense of enforcing its rights.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities and Securities Indices. The Fund may purchase and write
(sell) call and put options on securities in which it may invest or on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates or securities prices, the Fund may purchase and sell various kinds of futures contracts and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities, securities indices and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrant and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Government Securities. The Fund may invest in government securities. However, under normal market conditions, the Fund will not invest in any fixed income securities, with the exception of cash equivalents (which include U.S. Government securities maturing in 90 days or less). In abnormal market conditions, the fund may temporarily invest most or all of its total assets in U.S. Government securities and U.S. Government agency securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may also be necessary in order for the Adviser to reallocate assets among the sectors. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

(1)   Issue senior securities, except as permitted by paragraphs (2), (5) and
      (6) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, and within the meaning of paragraph
      (6) below, are not deemed to be senior securities.

(2) Borrow money, except for the following extraordinary or emergency purposes: (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; and (iv) The Fund may not borrow money for the purpose of leveraging the Fund's assets. For purposes of this investment restriction, the deferral of Trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

(3) Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

(4) Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5) Make loans, except that the Fund (i) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(6) Invest in commodities, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

(7) Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

(8) With respect to 75% of total assets purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities), if

            (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or

            (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

In connection with the lending of portfolio securities under paragraph (5) above, such loans must at all times be fully collateralized and the Fund's custodian must take possession of the collateral either physically or in book entry form. Securities used as collateral must be marked to market daily.

Non-Fundamental Investment Restrictions. The following restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

(1) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser or any Sub-Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

(2) Purchase securities on margin or make short sales, or unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except (i) in connection with arbitrage transactions, (ii) for hedging the Fund's exposure to an actual or anticipated market decline in the value of its securities, (iii) to profit from an anticipated decline in the value of a security, and (iv) obtaining such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(3) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies,
      (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open- end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/ Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

(4) Invests more than 15% of its net assets taken at market value in illiquid securities.

(5) Invest for the purpose of exercising control over or management of any company.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.


The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.


THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by the Trustees of the Trust who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also Officers or Directors of the Adviser, or Officers or Directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

                              Positions Held          Principal Occupation(s)
Name and Address              With the Company        During the Past Five Years
----------------              ----------------        --------------------------
Maureen R. Ford *             Trustee, Chairman,      President, Broker/Dealer Distributor, John Hancock Life
101 Huntington Avenue         President and Chief     Insurance Company; Chairman, Director, President and Chief
Boston, MA  02199             Executive Officer       Executive Officer, the Adviser and The Berkeley Group;
March 1950                    (1,2)                   Chairman, Director and Chief Executive Officer, John Hancock
                                                      Funds; Chairman, Director and President, Insurance Agency,
                                                      Inc.; Chairman, Director and Chief Executive Officer, Sovereign
                                                      Asset Management Corporation (SAMCorp.); Senior Vice President,
                                                      MassMutual Insurance Co. (until 1999); Senior Vice President,
                                                      Connecticut Mutual Insurance Co. (until 1996).

John M. DeCiccio*             Trustee                 Executive Vice President and Chief Investment Officer John
John Hancock Place                                    Hancock Financial Services, Inc.; Director, Executive Vice
P.O. Box 111                                          President and Chief Investment Officer, John Hancock Life
Boston, MA 02117                                      Insurance Company; Chairman of the Committee of Finance of John
July 1948                                             Hancock Life Insurance Company; Director, John Hancock
                                                      Subsidiaries, Inc., Hancock Natural Resource Group,
                                                      Independence Investment LLC, Independence Fixed Income LLC, The
                                                      Berkeley Group, the Adviser, John Hancock Funds, Massachusetts
                                                      Business Development Corporation; Director, Insurance Agency
                                                      Inc. (until 1999) and John Hancock Signature Services, Inc.
                                                      (until 1997).

Dennis S. Aronowitz           Trustee                 Professor of Law, Emeritus, Boston University School of Law
101 Huntington Avenue                                 (as of 1996); Director, Brookline Bancorp.
Boston, MA  02199
June 1931

Richard P. Chapman, Jr.       Trustee (1)             Chairman, President, and Chief Executive Officer, Brookline
101 Huntington Avenue                                 Bancorp. (lending); Trustee, Northeastern University
Boston, MA  02199                                     (education); Director, Depositors Insurance Fund, Inc.
February 1935                                         (insurance).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                              Positions Held          Principal Occupation(s)
Name and Address              With the Company        During the Past Five Years
----------------              ----------------        --------------------------
William J. Cosgrove           Trustee                 Vice President, Senior Banker and Senior Credit Officer,
101 Huntington Avenue                                 Citibank, N.A. (retired September 1991); Executive Vice
Boston, MA  02199                                     President, Citadel Group Representatives, Inc.; Trustee, the
January 1933                                          Hudson City Savings Bank (since 1995).

Richard A. Farrell            Trustee                 President of Farrell, Healer & Co., (venture capital
101 Huntington Avenue                                 management firm) (since 1980);  Prior to 1980, headed the
Boston, MA  02199                                     venture capital group at Bank of Boston Corporation.
November 1932

Gail D. Fosler                Trustee                 Senior Vice President and Chief Economist, The Conference
101 Huntington Avenue                                 Board (non-profit economic and business research); Director,
Boston, MA  02199                                     Unisys Corp.; Director H.B. Fuller Company; and DBS Holdings
December 1947                                         (Singapore) (Banking and Financial Services);  Director,
                                                      National Bureau of Economic Research (academic).

William F. Glavin             Trustee                 President Emeritus, Babson College (as of 1997); Vice
101 Huntington Avenue                                 Chairman, Xerox Corporation (until June 1989); Director,
Boston, MA  02199                                     Reebok, Inc. (since 1994) and Inco Ltd.
March 1932

Dr. John A. Moore             Trustee                 President and Chief Executive Officer, Institute for
101 Huntington Avenue                                 Evaluating Health Risks, (nonprofit institution) (since
Boston, MA  02199                                     September 1989).
February 1939

Patti McGill Peterson         Trustee                 Executive Director, Council for International Exchange of
101 Huntington Avenue                                 Scholars (since January 1998), Vice President, Institute of
Boston, MA  02199                                     International Education (since January 1998); Senior Fellow,
May 1943                                              Cornell Institute of Public Affairs, Cornell University
                                                      (until  December 1997); President Emerita of Wells College and
                                                      St. Lawrence University; Director, Niagara Mohawk Power
                                                      Corporation (electric utility).

John W. Pratt                 Trustee                 Professor of Business Administration Emeritus, Harvard
101 Huntington Avenue                                 University Graduate School of Business Administration (as of
Boston, MA  02199                                     June 1998).
September 1931

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                              Positions Held          Principal Occupation(s)
Name and Address              With the Company        During the Past Five Years
----------------              ----------------        --------------------------
William L. Braman             Executive Vice          Executive Vice President and Chief Investment Officer, the
101 Huntington Avenue         President and Chief     Adviser and each of the John Hancock Funds; Executive Vice
Boston, MA 02199              Investment Officer      President and Chief Investment Officer, Barring Asset
December 1953                 (2)                     Management, London UK (until May 2000).

Richard A. Brown              Senior Vice President   Senior Vice President and Chief Financial Officer of  the
101 Huntington Avenue         and Chief Financial     Adviser, John Hancock Funds, and The Berkeley Group;  Second
Boston, MA  02199             Officer (2)             Vice President and Senior Associate Controller, Corporate Tax
April 1949                                            Department, John Hancock Financial Services, Inc. (until
                                                      January 2001).

Susan S. Newton               Senior Vice             Senior Vice President and Chief Legal Officer the Adviser;
101 Huntington Avenue         President, Secretary    John Hancock Funds; Vice President Signature Services (until
Boston, MA  02199             and Chief Legal         May 2000), The Berkeley Group, NM Capital and SAMCorp.
March 1950                    Officer

Thomas H. Connors             Vice President and      Vice President and Compliance Officer, the Adviser; Vice
101 Huntington Avenue         Compliance Officer      President, John Hancock Funds.
Boston, MA  02199
September 1959

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Ms. Ford and Mr. DeCiccio, each a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser are compensated by the Adviser and receive no compensation from the Fund for their services.


                           Aggregate
                           Compensation from   Total Compensation From the Fund and
Independent Trustees       the Fund (1)        John Hancock Fund Complex to Trustees (2)
--------------------       ------------        -----------------------------------------
Dennis J. Aronowitz        $  0                $ 75,000
Richard P. Chapman*           0                  78,000
William J. Cosgrove*          0                  72,000
Leland O. Erdahl +            0                  72,100
Richard A. Farrell            0                  75,000
Gail D. Fosler                0                  68,000
William F. Glavin*            0                  64,000
Dr. John A. Moore*            0                  72,100
Patti McGill Peterson         0                  70,350
John Pratt                    0                  72,000
                           ----                --------
Total                      $  0                $718,550

(1) Compensation for the fiscal year ended October 31, 2000.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2000. As of this date, there were sixty-nine funds in the John Hancock Fund Complex with each of these Independent Trustees serving on thirty-one funds.

+ As of February 28, 2001, Mr. Erdahl resigned as Trustees of the Complex.

*As of December 31, 2000, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $85,948, Mr. Cosgrove was $218,258, Mr. Glavin was $317,363 and for Dr. Moore was $263,160 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.


As of June 4, 2001, the officers and Trustees of the Fund as a group beneficially owned les than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% or more of outstanding shares of the Fund.

                                                       Percentage of Total
                                                       Outstanding Shares of the
Name and Address of Shareholder      Class of Shares   Class of the Fund
-------------------------------      ---------------   -----------------

MLPF&S For The                             A                      15.15%
Sole Benefit of Its Customers
Attn: Fund dministration 97C55
4800 Deer Lake Drive East 2nd Fl
Jacksonville, FL 32246-6484

MLPF&S For The                             B                      32.13%
Sole Benefit of Its Customers
Attn: Fund Administration 97C55
4800 Deer Lake Drive East 2nd Fl
Jacksonville, FL 32246-6484

MLPF&S For The                             C                      28.28%
Sole Benefit of Its Customers
Attn: Fund Administration 97C55
4800 Deer Lake Drive East 2nd Fl
Jacksonville, FL 32246-6484


INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and more than $30 billion in assets under management in its capacity as investment adviser to the Fund and other funds in the John Hancock group of funds as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A. M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Sub-Adviser, AFA, 1415 Kellum Place, Garden City, New York 11530, was incorporated under the laws of New York in 1978. The Sub-Adviser, subject to the supervision of the Adviser, manages the Fund's investments.

The Sub-Adviser, Mercury, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, is a Delaware limited partnership, orignally organized as a corporation in 1977.

The Fund has entered into an investment management contract with the Adviser (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Adviser, in conjunction with the Sub-Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers under which they are subject to the review of the Trustees and the overall supervision of the Adviser and are responsible for managing the investment operations of the Fund and the composition of the Fund's portfolio and furnishing the Fund with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser a fee monthly based on a an annual rate of 1.00% of the average of the daily net assets of the Fund.

For the period ended October 31, 2000, the Fund paid a fee of $260,426 prior to the expense reduction by the Adviser. After the expense reduction, the Fund paid the Adviser $249,632.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit. Effective August 28, 2000, the Adviser voluntarily limited the Fund's total expenses (excluding 12b-1 fees) to 1.35% for Class A, Class B and Class C shares.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, the Sub-Advisers or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Sub-Advisers for the Fund or for other funds or clients for which the Adviser or Sub-Advisers renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, the Sub-Adviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement and Sub-Advisory Agreements, the Adviser and Sub-Advisers are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which their respective Agreements relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Advisers in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable Agreements.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Advisory Agreement and Sub-Advisory Agreements discussed below, will continue in effect from year to year, provided that its continuance is approved annually both by (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if it is assigned. The Sub-Advisory Agreements terminate automatically upon the termination of the Advisory Agreement.

As provided in the Sub-Advisory Agreements, the Adviser (not the Fund) pays AFA a quarterly subadvisory fee at the annual rate of 0.10%.

As provided in the Sub-Advisory Agreement, the Adviser (not the Fund) pays Mercury a quarterly subadvisory fee at the annual rate of 0.33%.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this Agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the period from September 22, 2000 to October 31, 2000, the Fund paid the Adviser $4,693 for services under this Agreement.

Personnel of the Adviser, Sub-Advisers, and their affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser, Sub-Advisers and their affiliates and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of Funds shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A and Class C shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

Total underwriting commissions for sales of the Fund's Class A shares for the period from commencement of the Fund, September 22, 2000 to October 31, 2000 is $244,182 and $37,514 was retained by John Hancock Funds in 20000. Total underwriting commissions for sales of the Fund's Class C shares for the period from commencement of the Fund, September 22, 2000 to October 31, 2000 was $387,732. Of such amount, no commissions were retained by John Hancock Funds. The remainder of the underwriting commissions were reallowed to Selling Brokers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fees will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and /or Class C Plans at any time with no additional liability for these expenses to the shareholders of the Fund. For the period from commencemtn of the Fund, September 22, 2000 to Octrober 31, 2000, an aggregate of $963,680 of distribution expenses, or 1.12% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds throught the receipt of of deferred sales charges or 12b-1 fees. For the same period, an aggregate of $412,872 of distribution expenses, or 0.77% of the average net assets of the Class C shares of the Fund was not reimbursed or recovered by John Hancock Funds throught the receipt of deferred sales charges or 12b-1 fees.

The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty (a) by a vote of a majority of the

Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class in each case upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each Plan provides that no material amendment to the Plan will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to the John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.

During the period from commencement of the Fund, September 22, 2000 to October 31, 2000, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund.

                                  Expense Items
                                  -------------

                          Printing and
                          Mailing of
                          Prospectuses to    Expenses of    Compensation  Interest, Carrying
                          New                John Hancock   to Selling    or Other Finance
Shares     Advertising    Shareholders       Funds          Brokers       Charges
------     -----------    ------------       -----          -------       -------

Class A    $  12,070      $  324             $ 46           $12,840       $    0
Class B    $  57,963      $1,564             $210           $61,600       $2,325
Class C    $  24,954      $  608             $ 33           $26,902       $    0

SALES COMPENSATION


As part of their business strategies, the Fund, along with John Hancock Funds, pays compensation to financial services firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker financial representative.

The two primary sources of broker compensation payments are (1) 12b-1 fees that are paid out of the Fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to financial services firms are shown on the next page.

Whenever you make an investment in the Fund, the financial services firm receives a reallowance/payment, as described below. The firm also receives the first year's 12b-1 service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual 12b-1 service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.


In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with the sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may make expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees, may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

                                                                                Broker Receives
                               Sales charge            Broker Receives          12b-1 Service      Total Broker
                               paid by investors       Reallowance              fee (% of net      Compensation (1)
Class A investments            (% of offering price)   (% of offering price)    investment)(3)     (% of offering price)
-------------------            ---------------------   ---------------------    ---------------    ---------------------

Up to $49,999                  5.00%                   4.01%                    0.25%              4.25%
$50,000 - $99,999              4.50%                   3.51%                    0.25%              3.75%
$100,000 - $249,999            3.50%                   2.61%                    0.25%              2.85%
$250,000 - $499,999            2.50%                   1.86%                    0.25%              2.10%
$500,000 - $999,999            2.00%                   1.36%                    0.25%              1.60%

Investments of
Class A shares of
$1 million or more (4)
----------------------

First $1M - $4,999,999         --                      0.75%                    0.25%              1.00%
Next $1 - $5M above that       --                      0.25%                    0.25%              0.50% (2)
Next $1 or more above that     --                      0.00%                    0.25%              0.25% (2)

                                                                                Broker Receives
                                                       Broker Receives          12b-1 Service      Total Broker
                                                       Reallowance              fee (% of net      Compensation (1)
Class B investments                                    (% of offering price)    investment)(3)     (% of offering price)
-------------------                                    ---------------------    --------------     ---------------------

All amounts                    --                      3.75%                    0.25%              4.00%

                                                                                Broker Receives
                                                       Broker Receives          12b-1 Service      Total  Broker
                                                       Reallowance              fee (% of net      Compensation (1)
Class C investments                                    (% of offering price)    investment)(3)     (% of offering price)
-------------------                                    ---------------------    --------------     ---------------------

Amounts purchased
at NAV                         --                      0.75%                    0.25%              1.00%
All other amounts              1.00%                   1.75%                    0.25%              2.00%

(1) Broker percentages and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal total broker compensation percentages if combined using simple addition.

(2) For Group Investment Programs sales, the maximum totallbroker compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3)   After first year broker receives 12b-1 service fees quarterly in arrears.

(4) John Hancock Funds may reduce aggregate investments by the amount of recent redemptions.

CDSC revenues collected by John Hancock Funds may be used to pay broker commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV of each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of it shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C  SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The Fund does not issue share certificates, all shares are electronically recorded. The Trustees reserve the right to change or waive a Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charges ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandparents, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, subadviser and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, for each Fund, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

      Amount Invested                                           CDSC RATE
      ---------------                                           ---------
      $1 to $4,999,000                                            1.00%
      Next $5 million to $9,999,999                               0.50%
      Amounts of $10 million and over                             0.25%

Class C shares may be offered without a front-end sales charge to:


      o Retirement plans for which John Hancock Signature Services formerly performed employer sponsored plan recordkeeping services. (These types of plans include 401(k), money purchase pension, profit sharing and SIMPLE 401k.)


      o An investor who buys through a Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth and Education IRAs, SEP, SARSEP, 401(k), 403(b) (including
TSAs), SIMPLE IRA, SIMPLE (401(k), Money purchase pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy an LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares derived from reinvestment of dividends or capital gains distributions.


Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account.


The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

      oProceeds of 50 shares redeemed at $12 per shares (50 x 12)               $600.00
      o*Minus Appreciation ($12 - $10) x 100 shares                             (200.00)
      o Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment) (120.00)
                                                                                -------
      oAmount subject to CDSC                                                   $280.00

      *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B (but not Class C) shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A or Class C shares that are subject to a CDSC).

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.



For Retirement Accounts (such as traditional, Roth and Education IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.


* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)


*     Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA accounts that purchased shares prior to May 15, 1995.

Please see matrix for some examples.

---------------------------------------------------------------------------------------------------------------
Type of                 401 (a) Plan      403 (b)           457              IRA, IRA          Non-retirement
Distribution            (401 (k), MPP,                                       Rollover
                        PSP) 457 & 408
                        (SEPs & Simple
                        IRAs)
---------------------------------------------------------------------------------------------------------------
Death or Disability     Waived            Waived            Waived           Waived            Waived
---------------------------------------------------------------------------------------------------------------

Over 70 1/2             Waived            Waived            Waived           Waived for        12% of account
                                                                             required          value annually
                                                                             minimum           in periodic
                                                                             distributions*or  payments
                                                                             12% of account
                                                                             value annually
                                                                             in periodic
                                                                             payments.

---------------------------------------------------------------------------------------------------------------
Between 59 1/2          Waived            Waived            Waived           Waived for Life   12% of account
and 70 1/2                                                                   Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
---------------------------------------------------------------------------------------------------------------
Under 59 1/2            Waived for        Waived for        Waived for       Waived for        12% of account
(Class B only)          annuity           annuity           annuity          annuity           value annually
                        payments (72t)    payments (72t)    payments (72t)   payments (72t)    in periodic
                        or 12% of         or 12% of         or 12% of        or 12% of         payments
                        account value     account value     account value    account value
                        annually in       annually in       annually in      annually in
                        periodic          periodic          periodic         periodic
                        payments.         payments.         payments.        payments.
---------------------------------------------------------------------------------------------------------------
Loans                   Waived            Waived            N/A              N/A               N/A
---------------------------------------------------------------------------------------------------------------
Termination of Plan     Not Waived        Not Waived        Not Waived       Not Waived        N/A
---------------------------------------------------------------------------------------------------------------
Hardships               Waived            Waived            Waived           N/A               N/A
---------------------------------------------------------------------------------------------------------------
Qualified               Waived            Waived            Waived           N/A               N/A
Domestic
Relations Orders
---------------------------------------------------------------------------------------------------------------
Termination of          Waived            Waived            Waived           N/A               N/A
Employment
Before Normal
Retirement Age
---------------------------------------------------------------------------------------------------------------
Return of Excess        Waived            Waived            Waived           Waived            N/A
---------------------------------------------------------------------------------------------------------------


----------
* Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a Fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund and John Hancock Intermediate Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.


If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.


If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of the Fund shares. Since the redemption price of the Fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time that a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the nonpayment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the due date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES


Shares of the Fund may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund, and/or John Hancock Funds, Inc. (the Fund's principal distributor), share in the expense of these fees.


DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund. Additional series may be added in the future. The Trustees have also authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each Class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue

Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for this tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year were to exceed the Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Certain payments received by the Fund with respect to loan participations, such as commitment fees or facility fees, may not be treated as qualifying income under the 90% requirement referred to above if they are not properly treated as interest under the Code.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund does not expect to qualify to pass such taxes through to its shareholders, who consequently will not take such taxes into account on their own tax returns. However, the Fund will deduct such taxes in determining the amount it has available for distribution to shareholders.

Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into options, futures, foreign currency positions and foreign currency forward contracts.

Certain options, futures and forward foreign currency contracts undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and may affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts, and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. The Fund will take into account the special tax rules applicable to options or forward contracts, including consideration of available elections, in order to seek to minimize any potential adverse tax consequences.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and /or engage in options, futures or forward transactions will generate capital gains. At the time of an investor's purchase of shares of the Fund, a portion of the purchase price is often attributed to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions (or portions thereof) in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to an election to reinvest dividends in additional shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net long-term capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain income in his tax return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $307,599 of capital loss carryforwards available to the extent provided by regulations to offset net capital gains. These carryforwards expire as follows: October 31, 2008-$307,599.

Investment in debt obligations that are at risk of or in default presents special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it acquires or holds any such obligations, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to Fund shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise-deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in certain foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes"), paid by the Fund, subject to certain provisions and limitations contained in the Code, if the Fund so elects. If more than 50% of the value of Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as qualified foreign taxes paid by them.

If the Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year, if any, that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund cannot or does not make this election, the Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders, and shareholders will not include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payment. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions and forward contracts may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non- resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN or authorized withholding certificate is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

The cumulative total return for Class A shares of the Fund for the period since the Fund commenced operations on September 22, 2000 to October 31, 2000 was -9.40%.

The cumulative total return for Class B shares of the Fund for the period since the Fund commenced operations on September 22, 2000 to Octgober 31, 2000 was -9.37%.

The cumulative total return for Class C shares of the Fund for the period since the Fund commenced operations on September 22, 2000 to October 31, 2000 was -6.49%..

Total return is computed by finding the average annual compounded rate of return over the one-year, five year and life-of-fund periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

T = ((ERV/P)^(1/n)) - 1

Where:

P=       a hypothetical initial investment of $1,000.
T=       average annual total return.
n=       number of years.
ERV= ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year, 5 year and life-of-fund periods.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A or Class C shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge, if applicable) on the last day of the period, according to the following standard formula:

                     Yield = 2 ( [ ( a-b/cd ) + 1 ] ^6 - 1)

Where:

a =  dividends and interest earned during the period.
b =  net expenses accrued during the period.
c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
d = the maximum offering price per share on the last day of the period (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's total return and/or yield will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper-Mutual Performance Analysis," a monthly publication which tracks net assets, total return, and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Sub-Advisers, or the Adviser pursuant to recommendations made by an investment committee, which consists of officers and directors of the Adviser and officers and Trustees of the Trust who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of the officers of the Fund, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Investments in debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser and Sub-Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser and Sub-Advisers of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser and Sub-Advisers. The receipt of research information is not expected to reduce significantly the expenses of the Adviser and Sub-Advisers. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. Similarly, research information and assistance provided to the Sub-Advisers by brokers and dealers may benefit other advisory clients or affiliates of the Sub-Advisers, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Sub-Advisers may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser, in conjunction with the Sub-Advisers, will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the period ended October 31, 2000, the Fund paid negotiated brokerage commission in the amount of $212,562.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal year ended October 31, 2000, the Fund paid $25,954 as compensation to brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker").

Mercury and Merrill Lynch, Pierce, Fenner & Smith, Inc. are both wholly owned subsidiaries of Merrill Lynch & Co., Inc. Merrill Lynch, Pierce, Fenner & Smith, Inc. has several affiliates engaged in the brokerage business throughout the United States and abroad (all "Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the period ended October 31, 2000, the Fund paid $37,688 in commissions to Affiliated Brokers of Mercury with respect to the 1/3 assets managed by Mercury.

Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee of $20.00 for each Class A shareholder account and $22.50 for each Class B shareholder account and $21.50 for each Class C shareholder account. For Class A, B and C shares, the Fund also pays certain out-of-pocket expenses. These expenses are charged to the Fund by account, aggregated and allocated to each class on the basis of their relative net asset values.


CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. Under the custodian agreement, Brown Brothers Harriman & Co., performs custody, portfolio and fund accounting services.

INDEPENDENT ACCOUNTANTS

The independent accountants of the Fund are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

FURTHER DETAILS

Through June 2000, roughly one-third of all net sales in funds has flowed into sector funds, with one-quarter of that going to technology funds, according to Boston-based Financial Research Corporation (FRC). By comparison, only 17% of net sales went into sector funds in 1999, which was up from just 3.5% in 1998. The Fund may provide investors with the sector exposure they may want without the extra pressure of having to pick exactly the right sector at precisely the right time.

IPO launches in the mutual fund business are uncommon. According to FRC, there have been 17 funds launched as IPOs this year out of a total of 173 (through June 30). The IPO structure is intended to help the Fund reach a critical mass of assets more quickly, which will allow the Fund's portfolio managers to invest a more stable pool of assets and allow shareholders to begin deriving the benefits of a larger fund.

In each of the last ten years, financial services, health care or technology was the best-performing sector of the S&P 500.

The Financial Services Team

John Hancock Advisers, Inc. is responsible for the financial services portion of the fund. The team is led by James K. Schmidt, CFA, who has more than 20 years of experience in the investment business and is recognized as one of the nation's leading experts in financial stocks. He was one of the first to predict that Congress would eventually overturn Glass-Steagall and other laws preventing consolidation among banks, brokerage firms and insurance companies. Mr. Schmidt has led the portfolio management teams of the John Hancock Regional Bank Fund and the John Hancock Financial Industries Fund since their inceptions in 1985 and 1996, respectively. He now leads a dedicated six-member management team averaging 16 years of experience. The team manages a total of $6.5 billion in financial sector portfolios for John Hancock Funds.

The Health Care Team

Fund Asset Management, L.P. d/b/a Mercury Advisors is responsible for the health care portion of the fund. The team is led by Jordan Schreiber, CFA. Mr. Schreiber has more than 30 years of investment experience. In addition to being a Chartered Financial Analyst, Mr. Schreiber holds an MBA from Harvard Business School and a Ph.D. from New York University. He is a member of the New York Society of Security Analysts and a member and former president of the Health Care Analyst Group of New York. Mr. Schreiber has led the portfolio management team of the Merrill Lynch Healthcare Fund since 1990. Prior to 1990, he co-managed that fund's predecessor, the Merrill Lynch SCI/TECH Fund.

The Technology Team

American Fund Advisors, Inc. is responsible for the technology portion of the fund. Barry Gordon, Marc Klee, CFA, and Alan Loewenstein, CFA, lead the team. With an average of 24 years of investment experience, the team has managed the John Hancock Technology Fund since its inception in 1983, giving them one of the longest tenures among technology fund managers, according to Lipper, Inc. Mr. Klee appears regularly on CNBC, CNN and CNNfn, providing expert commentary on the technology sector. Mr. Loewenstein has also appeared on CNBC and is often quoted in leading financial publications.

APPENDIX-A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them, with examples of related securities and investment practices included in brackets. See the "Investment Objectives and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the fund will earn income or show a positive total return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grade securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2000 Annual Report to Shareholders for the year ended October 31, 2000; (filed electronically on December 29, 2000, accession number (0001010521-00-000504) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Growth Trends Fund (file nos. 811-4079 and 2-92548).

John Hancock Equity Trust
  John Hancock Growth Trends Fund

       Statement of Assets and Liabilities as of October 31, 2000
       Statement of Operations for the period September 22, 2000 (commencement of operations) to October 31, 2000 Statement of Changes in Net Assets October 31, 2000 Financial Highlights.
       Schedule of Investments as of October 31, 2000
       Notes to Financial Statements.
       Report of Independent Auditors.

                            JOHN HANCOCK EQUITY TRUST

                                     PART C.


OTHER INFORMATION

Item. 23.  Exhibits:

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 24.   Persons Controlled by or under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with Registrant.

Item. 25.  Indemnification.

Indemnification provisions relating to the Registrant's Trustees, officers, employees and agents is set forth in Article IV of the Registrant's Declaration of Trust included as Exhibit 1 herein.

Under Section 12 of the Distribution Agreement, John Hancock Funds, Inc. ("John Hancock Funds") has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

Section 9(a) of the By-Laws of John Hancock Life Insurance Company ("the Insurance Company") provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.

Article IX of the By-Laws of John Hancock Advisers, Inc. ("the Adviser") provide as follows:

"Section 9.01. Indemnity. Any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the Corporation a director, officer, employee or agent of the Corporation or is or was at any time since the inception of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and the liability was not incurred by reason of gross negligence or reckless disregard of the duties involved in the conduct of his office, and expenses in connection therewith may be advanced by the Corporation, all to the full extent authorized by the law."

"Section 9.02. Not Exclusive; Survival of Rights: The indemnification provided by Section 9.01 shall not be deemed exclusive of any other right to which those indemnified may be entitled, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person."

Insofar as indemnification for liabilities under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Declaration of Trust and By-Laws of John Hancock Funds, the Adviser, or the Insurance Company or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Advisers.

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Adviser, reference is made to Form ADV (801-8124) filed under the Investment Advisers Act of 1940, which is incorporated herein by reference.

Item 27.  Principal Underwriters.

(a) John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Cash Reserve, Inc., John Hancock Bond Trust, John Hancock Current Interest, John Hancock Series Trust, John Hancock Tax-Free Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Bond Fund, John Hancock Tax-Exempt Series, John Hancock Strategic Series, John Hancock World Fund, John Hancock Equity Trust, John Hancock Investment Trust, John Hancock Institutional Series Trust, John Hancock Investment Trust II and John Hancock Investment Trust III.

(b) The following table lists, for each director and officer of John Hancock Funds, the information indicated.



          Name and Principal               Positions and Offices                   Positions and Offices
          ------------------               ---------------------                   ---------------------
           Business Address                   with Underwriter                       with Registrant
           ----------------                   ----------------                       ---------------


Maureen R. Ford                             Director, Chairman and              Trustee, Chairman, President
101 Huntington Avenue                       Chief Executive Officer             and Chief Executive Officer
Boston, Massachusetts

Robert H. Watts                              Director, Executive Vice                      None
John Hancock Place                        President and Chief Compliance
P.O. Box 111                                         Officer
Boston, Massachusetts

Richard A. Brown                          Senior Vice President and            Senior Vice President and
101 Huntington Avenue                       Chief Financial Officer             Chief Financial Officer
Boston, Massachusetts

Susan S. Newton                             Senior Vice President              Senior Vice President, Chief
101 Huntington Avenue                                                           Legal Officer and Secretary
Boston, Massachusetts

Thomas E. Moloney                                   Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Jeanne M. Livermore                                 Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John M. DeCiccio                                    Director                             Trustee
John Hancock Place
P.O. Box 111
Boston, Massachusetts


                                       C-3



          Name and Principal               Positions and Offices                   Positions and Offices
          ------------------               ---------------------                   ---------------------
           Business Address                   with Underwriter                       with Registrant
           ----------------                   ----------------                       ---------------

David D'Alessandro                                  Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Mark C. Lapman                                      Director                              None
53 State Street
Boston, Massachusetts

James V. Bowhers                                    President                             None
101 Huntington Avenue
Boston, Massachusetts

Kathleen M. Graveline                         Senior Vice President                       None
P.O. Box 111
Boston, Massachusetts

Keith F. Hartstein                            Senior Vice President                       None
101 Huntington Avenue
Boston, Massachusetts

Peter F. Mawn                                  Senior Vice President                      None
101 Huntington Avenue
Boston, Massachusetts



                                       C-4



          Name and Principal            Positions and Offices                    Positions and Offices
          ------------------            ---------------------                    ---------------------
           Business Address                With Underwriter                        with Registrant
           ----------------                ----------------                        ---------------

Karen F. Walsh                              Vice President                           None
101 Huntington Avenue
Boston, Massachusetts

Gary Cronin                                 Vice President                           None
101 Huntington Avenue
Boston, Massachusetts

Jeffrey H. Long                        Vice President, Controller                    None
101 Huntington Avenue                    and Assistant Treasurer
Boston, Massachusets

Kristine McManus                            Vice President                           None
101 Huntington Avenue
Boston, Massachusetts

Thomas H. Connors                           Vice President                       Vice President
101 Huntington Avenue                       and Compliance                       and Compliance
Boston, Massachusetts                       Officer                              Officer


         (c)      None.

Item 28. Location of Accounts and Records.

         The  Registrant  maintains the records  required to be maintained by it under Rules 31a-1 (a),  31a-a(b),  and  31a-2(a)  under the  Investment
         Company  Act  of  1940  at  its  principal  executive  offices  at  101
         Huntington Avenue,  Boston Massachusetts  02199-7603.  Certain records,
         including  records  relating  to  Registrant's   shareholders  and  the
         physical  possession of its securities,  may be maintained  pursuant to
         Rule  31a-3 at the main  office  of  Registrant's  Transfer  Agent  and
         Custodian.

Item 29.  Management Services.

                Not applicable.

Item 30.  Undertakings.

                Not applicable


                                       C-5


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment
Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule
485(b) under the Securities and Exchange Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 25th day of June, 2001.

                                           JOHN HANCOCK EQUITY TRUST

                                    By:                *
                                           --------------------------
                                           Maureen R. Ford
                                           Chairman

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     Signature                              Title                     Date
     ---------                              -----                     ----


         *
-------------------------        Trustee, Chairman, President      June 25, 2001
Maureen R. Ford                  and Chief Executive Officer

/s/Richard A. Brown              Senior Vice President and
---------------------            Chief Financial Officer
Richard A. Brown

_________*_________              Trustee
Dennis S. Aronowitz

_________*_____________          Trustee
Richard P. Chapman, Jr.

_________*_________              Trustee
William J. Cosgrove

_________*_______                Trustee
John M. DeCiccio


                                       C-6




_______*_________                Trustee
Richard A. Farrell

_______*______                   Trustee
Gail D. Fosler

________*_______________         Trustee
William F. Glavin

________*________________        Trustee
John A. Moore

________*________________        Trustee
Patti McGill Peterson

________*________________        Trustee
John W. Pratt


By:      /s/Susan S. Newton                                  June 25, 2001
         ------------------
         Susan S. Newton,
         Attorney-in-Fact, under
         Powers of Attorney
         December 7, 1999.
         Powers of Attorney February 27, 2001
         and May 22, 2001 filed herewith.


                                       C-7


Panel A
John Hancock Capital Series                                      John Hancock Strategic Series
John Hancock Declaration Trust                                   John Hancock Tax-Exempt Series Fund
John Hancock Income Securities Trust                             John Hancock World Fund
John Hancock Investors Trust                                     John Hancock Investment Trust II
John Hancock Equity Trust                                        John Hancock Investment Trust III
John Hancock Sovereign Bond Fund


Panel B
John Hancock Bank and Thrift Opportunity Fund                    John Hancock Patriot Global Dividend Fund
John Hancock Bond Trust                                          John Hancock Patriot Preferred Dividend Fund
John Hancock California Tax-Free Income Fund                     John Hancock Patriot Premium Dividend Fund I
John Hancock Current Interest                                    John Hancock Patriot Premium Dividend Fund II
John Hancock Institutional Series Trust                          John Hancock Patriot Select Dividend Trust
John Hancock Investment Trust                                    John Hancock Series Trust
                                                                 John Hancock Tax-Free Bond Trust


                                POWER OF ATTORNEY

         The undersigned Trustee of each of the above listed Trusts, each a Massachusetts business trust, does hereby severally constitute and appoint SUSAN
S. NEWTON AND JAMES J. STOKOWSKI, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form
N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the
"1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 22nd day of May, 2001.


                                          /s/John M. DeCiccio
                                          -------------------
                                          John M. DeCiccio
                                          Trustee

Commonwealth of Massachusetts    )
-----------------------------
COUNTY OF Suffolk                )
          -------

         Then personally appeared the above-named John M. DeCiccio, who acknowledged the foregoing instrument to be his free act and deed, before me, this 22nd day of May, 2001.

                                      /s/Carmen M. Pelissier
                                      ----------------------
                                      Notary Public

                                      My Commission Expires:  July 26, 2007
                                                              -------------


s:\general\prwattn\01May22.doc


Panel A
-------
John Hancock Capital Series                                      John Hancock Strategic Series
John Hancock Declaration Trust                                   John Hancock Tax-Exempt Series Fund
John Hancock Income Securities Trust                             John Hancock World Fund
John Hancock Investors Trust                                     John Hancock Investment Trust II
John Hancock Equity Trust                                        John Hancock Investment Trust III
John Hancock Sovereign Bond Fund


Panel B
-------
John Hancock Bank and Thrift Opportunity Fund                    John Hancock Patriot Global Dividend Fund
John Hancock Bond Trust                                          John Hancock Patriot Preferred Dividend Fund
John Hancock California Tax-Free Income Fund                     John Hancock Patriot Premium Dividend Fund I
John Hancock Cash Reserve, Inc.                                  John Hancock Patriot Premium Dividend Fund II
John Hancock Current Interest                                    John Hancock Patriot Select Dividend Trust
John Hancock Institutional Series Trust                          John Hancock Series Trust
John Hancock Investment Trust                                    John Hancock Tax-Free Bond Trust


                                POWER OF ATTORNEY
                                -----------------

         The undersigned Officer of each of the above listed Trusts, each a Massachusetts business trust, does hereby severally constitute and appoint SUSAN
S. NEWTON AND JAMES J. STOKOWSKI, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form
N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the
"1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 27th day of February, 2001.

                                          /s/Richard A. Brown
                                          -------------------
                                          Richard A. Brown
                                          Chief Financial Officer

State of Florida          )
------------------
                          )ss
COUNTY OF Dade            )
          ----

         Then personally appeared the above-named Richard A. Brown, who acknowledged the foregoing instrument to be his free act and deed, before me, this 27th day of February, 2001.

                              /s/Sandra Henchy
                              ----------------
                              Notary Public

                              My Commission Expires:  September 12, 2001
                                                      ------------------


                            John Hancock Equity Trust

                               (File No. 2-92548)

                                INDEX TO EXHIBITS


99.(a) Articles to Incorporation. Amended and Restated Declaration of Trust dated June 8, 1999.*******

99.(a).1   Change of Name of Trust, Amendment of Section 5.11 and
           Establishment and Designation of Class A, Class B and Class C
           Shares of Beneficial Interest of John Hancock Growth Trends
           Fund, a Series of John Hancock Special Equities Fund effective
           June 6, 2000.*******

99.(b)     By-Laws.  Amended and Restated By-Laws dated December 3, 1996.***

99.(c)     Instruments Defining Rights of Securities Holders.  See exhibits
           99.(a) and 99.(b).

99.(d) Investment Advisory Contracts. Investment Management Contract between the Registrant and John Hancock Advisers, Inc. dated
           August 28, 2000.*******

99.(d).1   Form of Sub-Investment Management Contracts among Registrant, John
           Hancock Advisers, Inc. and American Fund Advisors, Inc. dated
           August 28, 2000.******

99.(d).2   Form of Sub-Investment Management Contracts among Registrant, John
           Hancock Advisers, Inc. and Mercury Asset Management US dated
           August 28, 2000.******

99.(e)     Underwriting Contracts.  Distribution Agreement between John Hancock
           Funds, Inc. (formerly named John Hancock Broker Distribution
           Services, Inc. and the Registrant dated August 1, 1991.*

99.(e).1   Amendment to Distribution Agreement between Registrant and John
           Hancock Funds, Inc. dated August 28, 2000.*******

99.(e).2   Form of Soliciting Dealer Agreement between John Hancock Funds, Inc.
           and Selected Dealers.******

99.(e).3   Form of Financial Institution Sales and Service Agreement between
           John Hancock Funds, Inc. and the John Hancock funds.******

99.(f)     Bonus or Profit Sharing Contracts.  Not Applicable.

99.(g)     Custodian Agreements.  Amended and Restated Master Custodian
           Agreement between John Hancock Mutual Funds and Brown Brothers
           Harriman & Company dated March 9, 1999.*******

99.(g).1   Master Custodian Agreement between John Hancock Funds and Brown
           Brothers Harriman & Company effective August 28, 2000.*******

99(g).2    Amended and Restated Master Custodian Agreement between John Hancock
           Mutual Funds and Brown Brothers Harriman & Co. dated June 11, 2001.+

99.(h)     Other Material Contracts.  Amended and Restated Master Transfer
           Agency and Service Agreement between John Hancock funds and John
           Hancock Signature Services, Inc. dated June 1, 1998.****

99.(h).1   Accounting and Legal Services Agreement between John Hancock
           Advisers, Inc. and Registrant as of January 1, 1996.**


                                      C-8


99.(h).2   Amended and Restated Master Transfer Agency and Service
           Agreement dated June 1, 1998 between the Registrant and John Hancock
           Signature Services,  Inc. establishing a new series,  John Hancock
           Growth Trends Fund and retaining the Transfer Agent dated
           August 28, 2000.*******

99.(i)     Legal Opinion.+

99.(j)     Other Opinion.  Auditor's Consent.+

99.(k)     Financial Statements.*******

99.(l) Initial Capital Agreements. Letter of Investment Intent between John Hancock Advisers, Inc. and the Registrant on behalf of John Hancock Growth Trends Fund dated August 1, 2000.*******

99.(m)     Rule 12b-1 Plans. Distribution Plan for Class A Shares between the
           Registrant and John Hancock Funds dated August 28, 2000.*******

99.(m).1 Distribution Plan for Class B Shares between the Registrant and John Hancock Funds dated August 28, 2000.*******

99.(m).2 Distribution Plan for Class C Shares between the Registrant and John Hancock Funds dated August 28, 2000.*******

99.(n)     Not Applicable.

99.(o)     Rule 18f-3 Plan. John Hancock Funds Class A, Class B and Class
           C Amended and Restated  Multiple  Class Plan  pursuant to Rule
           18f-3 for Registrant dated August 28, 2000.*******

99.(p)     Code of Ethics.  John Hancock Advisers, Inc. and each of the John
           Hancock Funds (together called "John Hancock Funds").******

99.(p).1   Code of Ethics for American Fund Advisors, Inc.******

99.(p).2   Merrill Lynch Asset Management Group (MLAMG) Registered Investment
           Companies and their Investment Advisers and Principal
           Underwriter.******

99.(p).3   Revised Code of Ethics.  John Hancock Advisers, Inc. and each of the
           John Hancock Funds (together called "John Hancock Funds").*******


* Previously filed electronically with Registration Statement and/or post-effective amendment no. 11 file nos. 811-4079 and 2-92548 on February 23, 1995, accession number 0000950156-95-000048.

** Previously filed electronically with Registration Statement and/or post-effective amendment no. 13 file nos. 811-4079 and 2-92548 on April 23, 1996, accession number 0001052156-96-000041.

*** Previously filed electronically with Registration Statement and/or post-effective amendment no. 14 file nos. 811-4079 and 2-92548 on February 25, 1997, accession number 000101521-97-000214.

**** Previously filed electronically with Registration Statement and/or post-effective amendment no. 16 file nos. 811-4079 and 2-92548 on December 21, 1998, accession number 000101521-98-000400.

***** Previously filed electronically with Registration Statement and/or post-effective amendment no. 17 file nos. 811-4079 and 2-92548 on February 24, 1999, accession number 000101521-99-000139.

****** Previously filed electronically with Registration Statement and/or post-effective amendment no. 18 file nos. 811-4079 and 2-92548 on June 7, 2000, accession number 000101521-00-000317.

******* Previously filed electronically with Registration Statement and/or post-effective amendment no. 19 file nos. 811-4079 and 2-92548 on August 14, 2000, accession number 000101521-00-000383.

+          Filed herewith

                                       C-9